                                             SEMI-ANNUAL REPORT | April 30, 2002

                                                                      The Strong

                                                                  Advisor Income

                                                                           Funds

                         [PHOTO APPEARS HERE]

               Strong Advisor Bond Fund
Strong Advisor Short Duration Bond Fund
   Strong Advisor Strategic Income Fund

                                                                   [STRONG LOGO]

                                             SEMI-ANNUAL REPORT | April 30, 2002

                                                                      The Strong

                                                                  Advisor Income

                                                                           Funds

Table of Contents

Investment Reviews

          Strong Advisor Bond Fund ............................  2
          Strong Advisor Short Duration Bond Fund .............  5
          Strong Advisor Strategic Income Fund ................  8

Bond Glossary ................................................. 10

Financial Information

          Schedules of Investments in Securities
               Strong Advisor Bond Fund ....................... 11
               Strong Advisor Short Duration Bond Fund ........ 15
               Strong Advisor Strategic Income Fund ........... 17
          Statements of Assets and Liabilities ................ 20
          Statements of Operations ............................ 24
          Statements of Changes in Net Assets ................. 27
          Notes to Financial Statements ....................... 30

Financial Highlights .......................................... 41

Directors and Officers ........................................ 48

A Few Words From Brad Tank, Director of Fixed Income Investing
--------------------------------------------------------------------------------
[PHOTO APPEARS HERE]

Fixed Income Market Overview From November 1, 2001 to April 30, 2002

Recessions are rarely even-handed in their impact across the economy, and the most recent downturn in the United States proved to be no exception. While many businesses and industries have sailed through the past year largely unaffected, others seemed to bear the full force of a contracting economy. The contraction in business, capital investment, and inventories was consistent with a severe downturn. The decline in corporate profitability ranks among the worst since World War II. In contrast, though, total economic activity as measured by Gross Domestic Product pulled back just slightly, rendering this a mild recession from a purely statistical perspective.


Why consumer demand remained strong

Buoying the economy through this difficult period was the country's vast service sector and a generally enthusiastic consumer. A number of factors have combined to support consumer spending. These include continued wage gains, only modest increases in unemployment, and a sustained period of low interest rates and rising home prices.

These relatively positive conditions provide a stark contrast to those that preceded the previous downturn in 1990-91. At that time, double-digit home mortgage rates, declining home prices in California and New England, mild wage growth, and meaningfully higher unemployment rates presented consumers with a much harsher set of circumstances. While some observers have expressed concern that consumers today are living on borrowed time, we believe that fear is misplaced, given the great difference between the economic backdrops of the two recessions. Our view is that this recovery will last, though it will almost certainly offer slower growth than we became accustomed to in the late 1990s.

The first year of a recovery typically produces very strong growth -- as there is first a snapback in business inventories, then a surge in consumption, and finally business capital investment. The first stage is resoundingly under way, but it appears the second and third legs are unlikely to materialize with their usual force. While we're confident in a resilient consumer, it's unreasonable to expect a surge from present spending levels, particularly in big-ticket items like cars and homes. Likewise, the severe contraction in corporate profitability has left the business sector very wary of embracing new capital spending.


Slower growth likely ahead

In the 1990s, the U.S. economy benefited from an extraordinary level of business investment, much of it focused on technology and telecommunications equipment. Clearly much of the spending was necessary, but some was reactionary -- a response to the perception of an accelerating pace of change and a fear of falling behind. This trend was not surprising, given a business culture that produced the catch phrases: "early adapter" and "only the paranoid survive." Rising corporate cash flows further supported this heavy capital investment. Corporate cash flows today are down significantly from their peak, and the current attitude toward business investment is much more rational and sober.

Without there being much likelihood of major spending increases from either consumers or businesses, we anticipate that real growth rates are likely to hover in the 2% to 3% range, rather than 4% to 5%. While these slower growth rates do have the advantage of being sustainable over longer periods of time, there is no escaping the fact that slower growth produces continuing challenges in the investment environment. Simply stated, higher growth rates can float a

                                                        (Continued on next page)
lot of boats, while rates as low as 2% can leave many businesses and even some industries sitting at the bottom. As a result, for the foreseeable future, we anticipate the market will be devoid of broad, sustained price moves, with securities prices moving instead based on their individual fundamentals. With respect to investment performance, these conditions will place a heavy premium on good security selection.


Banks a positive factor

Currently, the banking sector is in good health, which again compares favorably with conditions in the early `90s recession. At that time, banks suffered from severe problems relating to troubled loans. Among the results, then, was the failure of a major regional bank.

In the ensuing years, commercial banking in the U.S. has seen tremendous consolidation, producing a handful of large and well-diversified banks that are better-capitalized and more cautious lenders than their predecessors. In addition, banks' real estate portfolios are much more geographically diverse than before. Banks now view corporate lending as a window to bond underwriting and loan syndication. This means that, while the typical corporate lender retains a modest exposure to a borrower on its balance sheet, it pushes much of this exposure into the markets through syndication and underwriting. Therefore, credit problems that manifested themselves on banks' balance sheets at the bottom of the previous credit cycle are visible today in the corporate bond market.


Looking at the bond market

The U.S. bond market over the past six months proved to be remarkably prescient in its assessment of future economic prospects. In the face of a Federal Reserve that continued to ease overnight interest rates in response to weak economic news, market interest rates began the period by heading higher. The yield on the 10-year Treasury note rose from 4.23% on October 31 to 5.40% by late March. Subsequently, market rates have declined, as the consensus opinion came to reflect greater skepticism regarding the strength of the economy's recovery.

The pace of change in short-term interest rates as engineered by the Federal Reserve has been swift over the past year, giving interest-rate risk management a meaningful role in investment performance. While short-term interest rates are substantially lower than they were a year earlier, long-term interest rates are close to the levels that were in place when the Fed began its rate-cutting campaign. We believe that this reflects the market's confidence in the Federal Reserve's ability to maintain a high degree of price stability throughout the business cycle. It's our assessment that such confidence is well-founded, though the Fed's task may become more challenging in the years ahead.


The outlook for inflation

Much attention has been paid to the persistence of low levels of consumer price inflation throughout the past business cycle. Little attention, however, has been paid to the more remarkable tendency of nearly all prices within broad sectors of the economy to converge around the average rate of consumer price inflation. In other words, observed price inflation for food, apparel, housing, transportation, and so on, all tended to land in the 2% to 3% range. In recent years, however, this phenomenon has broken down. Overall price inflation has remained fairly stable, but now it is the result of much more divergent trends in underlying prices.

Recently, for example, we have witnessed higher levels of price inflation in the healthcare and housing sectors, offset by price deflation in sectors such as apparel and transportation. This divergence makes the central bank's job more challenging. Monetary policy is a blunt instrument, not a precision tool. Yet it may have to be used to combat unfavorable price trends, even if they only emerge within a few sectors of the economy, in an effort to control overall price inflation. We are, however, confident that the picture for general price inflation remains benign, providing a favorable backdrop for fixed income investing.


Pricing power as a useful indicator

We're also conscious of the significant financial impact that pricing power -- or the lack thereof -- can have on an industry or a business. It is generally a poor proposition to be a creditor of a business that lacks the ability to increase revenues by raising prices for its goods and services. Thus an important part of what we seek to do on your behalf is to identify and weed out those businesses and industries that face the prospect of diminishing pricing power, which can be common in a contracting business cycle, and look elsewhere to invest.

In separating those companies that have pricing power from those that don't, we need to differentiate between long-term, secular trends in the economy, and shorter-term, cyclical considerations. Certain industries, for example, are succeeding in maintaining pricing power now, but over the long term their business conditions may become less favorable. One example of this is automakers. These companies held up very well during the latest recession, and are succeeding in raising their products' ultimate price to consumers, now that fewer rebates and other incentives are needed to move cars off the lots.

So in the short term, we like the prospects for these companies' earnings. For the long term, however, we're being pretty vigilant in monitoring these bonds. Secular issues that could put pressure on automakers' prices in the future include significant excess production capacity, and the constant pressure from consumers to deliver measurably better products before raising prices.

It's also interesting to look at what's happening in the energy sector. Despite a recent rebound, energy companies have generally been through difficult times over the past several years, with a lot of volatility and extended down cycles for some producers. We believe the long term picture for these companies -- and their bonds -- is very positive, notwithstanding some tough price cycles that could be on the horizon. In addition to strengthening demand from the U.S., there are many emerging countries -- growing far faster than our own economy -- that are also sparking greater demand for energy and are likely to continue to do so for some years to come.

We are dedicated to monitoring changing conditions as they affect both the macroeconomic environment and individual bond issuers. On behalf of the entire fixed income team at Strong, I would like to thank you for your continued confidence in our efforts.



Sincerely,

[GRAPHIC]

Bradley C. Tank

Strong Advisor Bond Fund
================================================================================

As of December 27, 2001, the L Class shares were converted into and re-designated as A Class shares.

Your Fund's Approach

The Strong Advisor Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in higher- and medium-quality corporate, mortgage-, and asset-backed, U.S. government (and its agencies and instrumentalities), and foreign government bonds. The Fund's duration will normally vary between three and six years. The Fund may invest up to 20% of its net assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may also invest up to 20% of its net assets in lower-quality, high-yield bonds (commonly referred to as junk bonds). These high-yield bonds may be either U.S. or foreign securities. To a limited extent, the Fund may also invest in mortgage-backed and asset-backed securities. To select bonds for the portfolio, the managers engage in rigorous, security-by-security research as well as thorough analysis of general economic conditions. Generally, quantitative analysis (focused on such factors as duration, yield spreads, and yield curves) drives issue selection in the Treasury and mortgage marketplace, and proactive credit research drives corporate issue selection. In addition, the Fund may use derivatives to manage market or business risk or to enhance the yield of the Fund. When a bond no longer offers attractive return potential, the managers may sell it.

                    Growth of an Assumed $10,000 Investment/+/
                            From 12-31-96 to 4-30-02

                              [CHART APPEARS HERE]

                   The Strong    Lehman Brothers    Lipper Intermediate
                    Advisor       U.S. Aggregate     Investment Grade
                   Bond Fund       Bond Index/*/    Debt Funds Index/*/
Dec 96              $10,000         $10,000              $10,000
Jun 97               11,032          10,374               10,294
Dec 97               11,886          11,033               10,879
Jun 98               12,451          11,501               11,289
Dec 98               13,174          11,929               11,735
Jun 99               13,103          11,875               11,569
Dec 99               13,347          11,954               11,620
Jun 00               13,830          12,338               12,003
Dec 00               14,568          12,982               12,850
Jun 01               15,128          13,450               13,312
Dec 01               15,707          13,981               13,906
Apr 02               15,854          14,258               14,147




/+/ This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers U.S. Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Institutional Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:   How did your Fund perform?

A: The beginning of the recent six-month period was marked by continued reductions in the Federal Funds rate. By year-end, the rate stood at 1.75%, where it has since remained. As this rate declined, however, market interest rates began to rise in anticipation of economic recovery. These rising rates, in combination with continuing challenges in the market for corporate bonds, produced a decline in the Fund's Net Asset Value over the period that was partially offset by income.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: The economic environment at the beginning of the period was poor, as the U.S. was coping with the effects of recession. As the period progressed, though, signs of recovery emerged. Treasury securities sold off sharply, as the market began to anticipate an end to the Federal Reserve's easing cycle. In the lingering aftermath of September's terrorist attacks, high-yield bond prices came under extraordinary pressure, but the recent period saw a modest snapback in prices. Generally, these securities, in which the Fund held a position, outperformed their investment-grade counterparts.

     Typically corporate bonds will outperform Treasuries early in an economic rebound, but over this period, the effects of the Enron crisis disrupted the corporate market. Corporate bonds rated A and BBB -- the lower reaches of investment-grade -- from companies in such troubled industries as telecommunications were among the worst performers within the Fund over the six months. Also during this period, mortgage-backed securities and agency debentures outperformed Treasuries, as investors sought high-quality securities that offered incremental yield. Much of this outperformance was captured in the first quarter of 2002. High-quality non-U.S. bonds generally underperformed their U.S. counterparts, but represented only a small portion of the Fund's holdings.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: Throughout the period, the Fund kept its weighting in high-yield bonds at or around the target level of 15%. While we generally like the prospects for these bonds as the country comes out of recession, the unevenness of the recovery and problems in a variety of industries and credits deterred us from getting any closer to the Fund's maximum allocation to this sector of 20% of assets.

                 (Continued on next page)

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-02.

/2/ The Fund's average effective maturity includes the effect of futures and when-issued securities.

/3/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

/4/ Average annual total returns reflect the effect of the maximum sales charge of 4.50% for Class A; the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B; and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A shares prior to 11-30-00 is based on the performance of the Fund's Institutional Class shares from inception through 8-30-99, restated to reflect the load of the Class A shares and recalculated to reflect the higher expenses associated with Advisor Class shares and the historical performance of the Fund's Advisor Class shares from 8-31-99 to 11-29-00. The performance of the Class B shares is based on the performance of the Fund's Institutional Class shares prior to 11-30-00, restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is based on the performance of the Fund's Institutional Class shares prior to 11-30-00 restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of the Class K shares is based on the performance of the Fund's Institutional Class shares from inception through December 30, 2001, recalculated to reflect the higher expenses associated with Class K shares. Please consult a prospectus for information about all share classes.

/5/ The performance of the Class Z shares prior to 11-30-00 is based on the performance of the Fund's Institutional Class shares from inception through 8-30-99, recalculated to reflect the higher expenses associated with Investor Class shares and the historical performance of the Fund's Investor Class shares from 8-31-99 to 11-29-00. The Strong Advisor Bond Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

/6/ Performance information is for Institutional Class shares. Please consult a prospectus for information about all share classes.

* The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers U.S. Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Portfolio Statistics

As of 4-30-02

Class A
-------
     30-day annualized yield/1/     4.42%

Class B
-------
     30-day annualized yield/1/     3.78%

Class C
-------
     30-day annualized yield/1/     3.86%

Class K
-------
     30-day annualized yield/1/     4.90%

Class Z
-------
     30-day annualized yield/1/     4.71%

Institutional Class
-------------------
     30-day annualized yield/1/     5.35%

     Average effective maturity/2/  5.7 years

     Average quality rating/3/      AA


Average Annual Total Returns

As of 4-30-02

Class A/4/
-------
     1-year              -0.24%

     5-year               6.19%

     Since Fund Inception 7.25%
     (12-31-96)

Class B/4/
-------
     1-year              -1.41%

     5-year               6.11%

     Since Fund Inception 7.29%
     (12-31-96)

Class C/4/
-------
     1-year               2.67%

     5-year               6.44%

     Since Fund Inception 7.45%
     (12-31-96)

Class K/4/
-------
     1-year               4.95%

     5-year               7.70%

     Since Fund Inception 8.71%
     (12-31-96)

Class Z/5/
-------
     1-year               4.70%

     5-year               7.64%

     Since Fund Inception 8.65%
     (12-31-96)

Institutional Class/6/
-------------------
     1-year               5.26%

     5-year               8.02%

     Since Fund Inception 9.03%
     (12-31-96)

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

================================================================================

     We increased the Fund's weightings in mortgage-backed securities and agency debentures early this year. These securities have performed very well, as investors have sought such high-quality assets as a refuge from high volatility in the corporate-bond and equity markets.

     In early November, we reduced the Fund's interest-rate sensitivity (duration) to slightly below the benchmark level. As issue selection within the corporate market remained challenging, we moved to reduce our average position size within that portion of the portfolio. Issue selection within the corporate portion of the fund was generally a drag on performance; poor-performing bonds from such areas as telecommunications and power generation overshadowed strong-performing credits in industries such as autos and energy.

Q:   What is your future outlook?

A: Although the economy has most likely bottomed, as yet there are only mixed signs of a sustainable and vigorous recovery. The Fed is not likely to lower its target rate again, and we expect short-term interest rates to stay at low levels for the foreseeable future. This should be supportive of the bond market over the near term.

     We expect to focus on strategies that maintain portfolio income by maintaining overweightings in the mortgage and agency debenture markets. We anticipate that we will position the Fund to benefit from higher interest rates if the economy continues to improve as we move toward year-end. Our approach to credit selection will remain cautious; however, if the economy shows continued improvement, we would anticipate enlarging our overall commitment to both high-yield and high-grade credit. At the same time, though, we intend to help manage risk by maintaining reduced position sizes in individual securities.

     We appreciate your continued investment in the Strong Advisor Bond Fund.


     Bradley C. Tank
     Portfolio Co-Manager

     Jeffrey A. Koch
     Portfolio Co-Manager

Strong Advisor Short Duration Bond Fund
================================================================================

As of December 27, 2001, the L Class shares were converted into and re-designated as A Class shares.

Your Fund's Approach

The Strong Advisor Short Duration Bond Fund seeks total return by investing for a high level of income with a low degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in bonds from U.S. issuers, and up to 35% that may be invested in lower-quality, high-yield bonds (commonly referred to as junk bonds). Under normal conditions, the Fund maintains a duration of three years or less. To select bonds for the portfolio, the managers focus on bonds with positive or improving credit fundamentals. To a limited extent, the Fund's managers may also invest in foreign securities. When a bond no longer offers attractive return potential, the managers may sell it.

                   Growth of an Assumed $10,000 Investment/+/

                             From 3-31-94 to 4-30-02

                              [CHART APPEARS HERE]

                                            Lehman Brothers          Lipper Short
                       The Strong            U.S. 1-3 Year        World Multi-Market
                      Advisor Short        Government/Credit         Income Funds
                   Duration Bond Fund        Bond Index/*/            Average/*/
Mar 94                 $10,000                  $10,000                $10,000
Mar 95                 $10,641                  $10,444                $ 9,697
Mar 96                 $11,833                  $11,256                $10,572
Mar 97                 $12,946                  $11,865                $11,263
Mar 98                 $13,835                  $12,757                $11,777
Mar 99                 $14,373                  $13,546                $12,429
Mar 00                 $15,157                  $14,050                $12,725
Mar 01                 $16,346                  $15,439                $13,318
Mar 02                 $16,663                  $16,323                $13,626
Apr 02                 $16,757                  $16,506                $13,754

/+/ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index and the Lipper Short World Multi-Market Income Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary due to differences in fee structures./5/

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:   How did your Fund perform?

A: Two factors contributed to the decline in the Fund's Net Asset Value during the past six months. First, market interest rates rose significantly, spurred by a faster-than-anticipated rebound in economic activity. Most of the market rate increase took place in late 2001, as the market correctly anticipated economic recovery in 2002's first quarter. The Fund's performance was also hurt by declines in the prices of bonds in the troubled telecommunications and energy sectors.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: A number of political and economic events have exerted influence on the financial markets over the past six months. The September terrorist attacks continued to have a negative impact on the corporate bond market, as banks and other risk-adverse investors have continued to cut back on loan commitments to companies in need of liquidity. This reduction in bank lending occurred despite continued easing from the Federal Reserve. It would be typical for banks to be willing to extend more credit at this point in the economic cycle (with a recovery emerging). The uncertainty of events surrounding the war against terrorism, however, has instead caused many bank lenders and corporate bond investors to rein in their lending to reduce their overall exposure to risk.

                                                        (Continued on next page)

================================================================================
The other major event that has impacted the Fund and the financial markets was the collapse of Enron, in which the Fund held a position. This was one of the largest companies in the energy sector, and held an investment-grade credit rating until just before it defaulted on its debt. The severe financial loss that investors suffered from this one failure was bad enough. But these losses also subsequently spread to other industries, as the SEC began to question the financial disclosure of other companies. Other industries that have been the most affected by these investigations include telecommunications, power generation, and brokerage. The Fund held only a small allocation in the high-yield sector, but we experienced losses as much of the damage came from investment-grade names.

Q: What investment strategies and techniques impacted your Fund's performance?

A: During the past six months, we kept the Fund's duration (sensitivity to changes in interest rates) close to the benchmark level. We also increased our allocation to mortgage and agency bonds. Unfortunately, we maintained positions in the energy and telecommunications industries, which suffered significant losses in the wake of sudden declines in credit quality or outright defaults.Thus, our good decisions on asset allocation were more than offset by poor credit selection in the corporate bond market. The largest losses suffered by the Fund occurred in the telecommunications sector. The Fund also suffered a loss on the bankruptcy of Enron.

     On the positive side, the Fund's exposure to the auto industry and our increased positions in mortgages and agency bonds had positive impact on the Fund's return.

Q:   What is your future outlook?

A: The economy appears likely to continue to recover throughout 2002. We believe, however, that the recovery will not be as strong as it was in the first quarter, and it will be uneven in its impact. In particular, we believe business investment spending will be slow to recover.

     In this slow-growth, low-inflation environment, the Fed is likely to be cautious in raising rates. We anticipate a Fed Funds rate of 2.5% to 3% at year-end; if this occurs, two-year Treasury yields are likely to increase. We believe that the

From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-02. For Class A shares, the advisor has temporarily absorbed expenses of 0.11%. Otherwise, the current yield for Class A shares would have been 4.42%, and returns would have been lower.

/2/ The Fund's average effective maturity includes the effect of futures.

/3/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned to a long-term rating by the Advisor.

/4/ Average annual total returns reflect the effect of the maximum sales charge of 2.25% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

/5/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Short Duration Bond Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

/*/ The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is an unmanaged index generally representative of government and investment-grade corporate securities with maturities of one to three years. The Lipper Short World Multi-Market Income Funds Average represents funds that invest in non-U.S. dollar and U.S. dollar debt instruments and, by policy, keep a dollar-weighted average maturity of less than five years. Source of the Lehman index data is Bloomberg. Source of the Lipper index data is Lipper Inc.

     corporate and mortgage sectors offer good value relative to Treasury securities, but successful investing in the corporate market will require more diligence than ever before.

     We appreciate your continued investment in the Strong Advisor Short Duration Bond Fund during this challenging period.

     Bradley C. Tank
     Portfolio Co-Manager

     Jeffrey A. Koch
     Portfolio Co-Manager

Portfolio Statistics
As of 4-30-02

Class A
---------------------------------------------------

           30-day
           annualized yield/1/          4.53%

Class B
---------------------------------------------------
           30-day
           annualized yield/1/          3.77%

Class C
---------------------------------------------------
           30-day
           annualized yield/1/            3.74%

Class Z
---------------------------------------------------
           30-day
           annualized yield/1/            4.62%

Average effective maturity/2/  2.1 years

Average quality rating/3/         AA

Average Annual Total Returns
As of 4-30-02

Class A/4/
---------------------------------------------------
           1-year                         0.04%

           3-year                         4.09%

           5-year                         4.60%

           Since Fund Inception           6.31%
           (3-31-94)

Class B/4/
---------------------------------------------------
           1-year                        -3.52%

           3-year                         2.67%

           5-year                         3.79%

           Since Fund Inception           5.65%
           (3-31-94)

Class C/4/
---------------------------------------------------
           1-year                         0.45%

           3-year                         3.95%

           5-year                         4.15%

           Since Fund Inception           5.67%
           (3-31-94)

Class Z/5/
---------------------------------------------------
           1-year                         2.25%

           3-year                         4.85%

           5-year                         5.06%

           Since Fund Inception           6.59%
           (3-31-94)

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

Strong Advisor Strategic Income Fund
================================================================================

Effective March 1, 2002, the Fund's name changed from the Strong Advisor Aggressive High-Yield Bond Fund. As of December 27, 2001, the L Class shares were converted into and re-designated as A Class shares.

 Your Fund's Approach

 The Strong Advisor Strategic Income Fund seeks total return by investing for a high level of current income and capital growth. The Fund invests, under normal conditions, at least 65% of its total assets in medium- and lower-quality corporate bonds. To select securities for the portfolio, the managers focus primarily upon high-yield bonds with positive or improving credit fundamentals. The Fund will typically maintain a dollar-weighted average maturity between five and ten years. The Fund may invest a portion of its assets (up to 20%) in common stocks and a portion of its net assets (up to 20%) in debt obligations that are in default. To a limited extent, the Fund may also invest in convertible securities, foreign securities, and mortgage-backed and asset-backed securities. The Fund also employs techniques designed to realize capital appreciation. For example, the managers may select bonds with maturities and coupon rates that position them for capital appreciation for a variety of reasons, including a manager's view on the direction of future interest-rate movements and the potential for a credit upgrade. In addition, the Fund may use derivatives to manage market or business risk or to enhance the yield of the Fund. When a security no longer offers attractive return potential, the managers may sell it.

                   Growth of an Assumed $10,000 Investment/+/

                            From 11-30-00 to 4-30-02

                              [CHART APPEARS HERE]

                         The Strong        Lehman Brothers U.S.    Lipper High Current
                      Advisor Strategic       High-Yield Bond          Yield Funds
                         Income Fund             Index/*/               Index/*/
Nov 00                     $ 9,500               $10,000                 $10,000
Feb 01                     $11,437               $11,103                 $10,883
May 01                     $11,096               $10,899                 $10,496
Aug 01                     $11,023               $10,876                 $10,292
Nov 01                     $10,646               $10,775                 $10,095
Feb 02                     $10,546               $10,655                 $ 9,914
Apr 02                     $10,825               $11,086                 $10,215



/+/ This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers U.S. High-Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 4.50%; performance for other classes will vary due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Q:   How did your Fund perform?

A: In an environment that witnessed the economy's recovery from a brief recession, the Fund and the high-yield market in general outperformed the Treasury and investment-grade debt markets.

Q: What market conditions, market events, and other factors impacted your Fund's performance?

A: Very low short-term interest rates helped to spur recovery in both the economy and the capital markets. The U.S. economy posted strong growth of approximately 5.8% in the first quarter of 2002, contrasting sharply with an anemic 1.7% in 2001's fourth quarter. Anticipating this economic recovery, the high-yield market began to recover from the lows set in late September and early October 2001. Among the best-performing sectors for the Fund were chemicals, airlines, automakers, gaming, and lodging. Telecommunications was the weakest sector within the Fund, followed by cable television and utilities.

     Despite generally favorable returns over the past six months, the high-yield market has had to deal with exceptionally high default rates. This trend seems likely to continue over the near term, as high levels of distressed debt remain. The market has become bifurcated, with a sharp division between distressed or defaulted bonds on one side, and performing bonds producing solid returns on the other. This is an environment in which individual issue selection is key; good bond selection results in strong returns, while mistakes are harshly penalized.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: We continue to invest in bonds from companies and industries that we believe are positioned to outperform the market as a whole. The Fund's overweighting in the packaging, broadcasting, gaming, and technology industries helped performance over the six months, as did our individual issue selection in these sectors. Among our strong-performing holdings were Graham Packaging, Spanish Broadcasting, Venetian Casino, and Amkor Technology. Also, the Fund's equity exposure, while generally constituting less than 5 to 15% of assets, made a positive contribution to performance for the period.

     The Fund's overexposure to the struggling cable and telecommunications industries hurt performance. Within telecommunications, we dramatically lowered our exposure to high-yield companies -- those whose credit quality is deemed below investment-grade -- in favor of investment-grade companies such as Qwest Communications. We believe that, compared with lower-rated telecom issues, investment-grade bonds in this sector offer better relative value.

     Our largest sector weighting was the gaming industry, including companies focusing on the emerging riverboat markets. Our aim was to take advantage of companies that had been overly discounted after September 11, and had the ability to generate substantial free cash flows. The bulk of our stock investments was also in the gaming industry.

Q:   What is your future outlook?

A: We are optimistic that the next few years in the high-yield market will be much better than the recent difficult ones. High levels of defaults and distressed debt have weighed on the market, but this has also laid the groundwork for the current recovery. With the purging of the lower-quality end of the high-yield market and the more stringent credit standards that are being applied, the market is in a much better state than it was a few years ago. We think this bodes well for future performance.

     We would like to say a word about the Enron debacle and related accounting scandals that now burden the market. The market is now disciplining companies that produced overly complex, and in some cases fraudulent, accounting and corporate structures. Volatility in the high-yield market is likely to remain high until the discovery phase of this process is complete. But with the markets rewarding companies with transparent, straightforward disclosure, we believe it is virtually assured that in the future we will see more companies striving for these qualities. This process will take some time to work its way through the system, but the end result should be very positive for all of the capital markets.

     We thank you for your continued investment in the Strong Advisor Strategic Income Fund.

     Jeffrey A. Koch
     Portfolio Co-Manager

     Edward J. Wojciechowski
     Portfolio Co-Manager

Average Annual Total Returns1
As of 4-30-02

Class A/2/
---------------------------------------------------
           1-year                        -4.75%

           Since Fund Inception           5.77%
           (11-30-00)

Class B/2/
---------------------------------------------------
           1-year                        -5.80%

           Since Fund Inception           5.40%
           (11-30-00)

Class C/2/
---------------------------------------------------
           1-year                        -2.42%
           Since Fund Inception           7.87%
           (11-30-00)


Portfolio Statistics
As of 4-30-02

Class A
---------------------------------------------------
           30-day
           annualized yield/3/           10.54%

Class B
---------------------------------------------------
           30-day
           annualized yield/3/            9.57%

Class C
---------------------------------------------------
           30-day
           annualized yield/3/            9.64%

Average effective maturity/4/             5.8 years
Average quality rating/5/                         B

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through information obtained by a commercial pricing service. Please consider this before investing.

     /1/ The Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

     /2/ Average annual total returns reflect the effect of the maximum sales charge of 4.50% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

     /3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 4-30-02. For Class A, the advisor has temporarily absorbed expenses of 0.54%. Otherwise, the current yield would have been 10.00%, and returns would have been lower.

     /4/ The Fund's average effective maturity includes the effect of when-issued securities.

     /5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

     /*/ The Lehman Brothers U.S. High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment-grade. The Lipper High Current Yield Funds Index is an equally weighted performance index of the largest qualifying funds in this category. Source of the Lehman index data is Standard & Poors Micropal. Source of the Lipper index data is Lipper Inc.

Bond Glossary
================================================================================
Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered high-yield or "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bondholder for the added risk.

Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest-rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

Duration--Duration is similar to maturity, but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest-rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.


SCHEDULES OF INVESTMENTS INSECURITIES                                          April 30, 2002 (Unaudited)
---------------------------------------------------------------------------------------------------------
                                     STRONG ADVISOR BOND FUND

                                                                                 Shares or
                                                                                 Principal        Value
                                                                                   Amount        (Note 2)
---------------------------------------------------------------------------------------------------------

Corporate Bonds 33.9%
@Entertainment,      Inc. Senior Discount Notes,
   Series B,         Zero %, Due 2/01/09
   (Rate Reset Effective 2/01/04) (b)                                            $ 2,850,000     $ 570,000
AOL Time Warner, Inc. Notes:
   5.625%,           Due 5/01/05                                                   1,925,000     1,908,306
   6.875%,           Due 5/01/12                                                   2,550,000     2,423,079
APCOA, Inc.          Senior Subordinated Notes,
   14.00%,           Due 12/15/06 (Acquired 1/08/02;
   Cost $                                       1,161,900) (b) (g)                 1,161,900     1,083,472
AT&T Canada,         Inc. Senior Yankee Notes,
   10.625%,          Due 11/01/08 (Acquired 7/23/99 -
   8/25/00; Cost $1,569,894) (g)                                                   1,415,000       219,325
AT&T Wireless Services, Inc. Senior
   Bonds, 8.75%,     Due 3/01/31                                                   1,255,000     1,233,127
Adelphia Communications Corporation
   Senior Notes:
   10.25%,           Due 11/01/06                                                    715,000       614,900
   10.25%,           Due 6/15/11                                                   1,110,000       932,400
   10.875%,          Due 10/01/10                                                    170,000       147,900
Alliance Gaming Corporation Senior
   Subordinated Notes, Series B,
   10.00%,           Due 8/01/07                                                     650,000       689,000
Allied Waste North America, Inc. Senior
   Secured Notes,    8.875%, Due 4/01/08                                           1,495,000     1,551,062
The Allstate Corporation Senior Notes,
   5.375%,           Due 12/01/06                                                  2,605,000     2,625,770
American Seafood Group LLC Senior
   Subordinated Notes,
   10.125%,          Due 4/15/10 (b)                                                 275,000       283,250
American Tower Corporation Senior
   Notes, 9.375%,    Due 2/01/09                                                     760,000       543,400
Ameristar Casinos, Inc. Senior
   Subordinated Notes, 10.75%, Due 2/15/09                                           680,000       758,200
Amkor Technology, Inc. Senior Notes,
   9.25%,            Due 2/15/08                                                     430,000       435,375
Anchor Gaming Senior Subordinated
   Notes, 9.875%,    Due 10/15/08                                                    350,000       391,562
Argosy Gaming Company Senior
   Subordinated Notes, 9.00%, Due 9/01/11                                            660,000       702,900
Associated Materials, Inc. Senior
   Subordinated Notes, 9.75%, Due 4/15/12 (b)                                        135,000       139,894
Atlas Air Worldwide Holdings, Inc.
   Senior Notes,     9.375%, Due 11/15/06                                            430,000       331,100
Avencia Group PLC Yankee Notes,
   11.00%,           Due 7/01/09                                                   1,230,000     1,297,650
Avista Corporation Senior Notes,
   9.75%,            Due 6/01/08                                                     700,000       749,489
Bank of              Boston Capital Trust III Floating
   Rate Capital Securities, 2.75%, Due 6/15/27                                     1,500,000     1,353,292
Beazer Homes USA, Inc. Senior Notes,
   8.375%,           Due 4/15/12 (b)                                                 240,000       245,700
Boyd Gaming Corporation Senior
   Subordinated Notes, 8.75%, Due 4/15/12 (b)                                        490,000       512,662
CSC Holdings,        Inc. Senior Notes,
   7.625%,           Due 4/01/11                                                     790,000       741,194
Calpine Canada Energy Finance ULC
   Guaranteed Senior Yankee Notes,
   8.50%,            Due 5/01/08                                                   1,835,000     1,571,017
Calpine Corporation Senior Notes,
   8.50%,            Due 2/15/11                                                     110,000        94,214
William Carter Company Senior
   Subordinated Notes, Series B,
   10.875%,          Due 8/15/11                                                     370,000       398,675

                                                                                 Shares or
                                                                                 Principal          Value
                                                                                   Amount         (Note 2)
----------------------------------------------------------------------------------------------------------

Charter Communications Holdings LLC/
   Charter Communications Holdings
   Capital Corporation Senior Notes,
   10.00%, Due 4/01/09                                                           $ 2,485,000   $ 2,373,175
Chattem, Inc. Senior Subordinated Notes,
   8.875%, Due 4/01/08                                                               575,000       580,750
Clark Refining & Marketing, Inc.
   Senior Notes, 8.375%, Due 11/15/07                                                465,000       462,675
Coinmach Corporation Senior Notes,
   9.00%, Due 2/01/10 (b)                                                            740,000       762,200
Collins & Aikman Floorcoverings, Inc. Senior
   Subordinated Notes, 9.75%, Due 2/15/10 (b)                                        235,000       247,337
Corrections Corporation Senior Notes,
   9.875%, Due 5/01/09 (b) (e)                                                       190,000       197,125
DTE Energy Company Variable Rate Notes,
   6.17%, Due 6/15/38 (Remarketing

   Date 6/15/03) (b)                                                                 845,000       857,864
DaimlerChrysler North America Holding
   Corporation Medium-Term Notes,
   Tranche #1, 7.375%, Due 9/15/06                                                 2,870,000     2,977,143
Diamond Cable Communications PLC
   Senior Discount Yankee Notes, 10.75%,
   Due 2/15/07 (Defaulted Effective 4/19/02)                                         575,000       204,125
Duke Energy Field Services LLC Notes,
   7.50%, Due 8/16/05                                                              1,475,000     1,530,180
ESAT Telecom Group PLC Senior Yankee
   Notes, Series B, 11.875%, Due 12/01/08                                          5,480,000     6,262,374
Echostar Broadband Corporation Senior
   Notes, 10.375%, Due 10/01/07                                                      905,000       975,137
El Paso Energy Corporation Medium-Term
   Notes, 6.95%, Due 12/15/07                                                      3,795,000     3,866,058
Emmis Communications Corporation
   Senior Subordinated Notes, Series B,
   8.125%, Due 3/15/09                                                               375,000       385,781
First Chicago NBD Capital I Floating Rate
   Preferred Securities, 2.41%, Due 2/01/27                                        1,000,000       884,931
FirstEnergy Corporation Notes, Series A,
   5.50%, Due 11/15/06                                                             2,155,000     2,065,057
Flextronics International, Ltd. Senior
   Subordinated Yankee Notes,
   9.875%, Due 7/01/10                                                               385,000       417,725
Foamex LP/Foamex Capital Corporation
   Senior Secured Notes,
   10.75%, Due 4/01/09 (b)                                                           300,000       318,000
Ford Motor Credit Company Notes:
   7.25%, Due 10/25/11                                                             1,460,000     1,456,998
   7.60%, Due 8/01/05                                                              3,230,000     3,351,089
Fox Family Worldwide, Inc. Senior Notes,
   9.25%, Due 11/01/07                                                               990,000     1,056,825
Fresenius Medical Care Capital Trust II
   Units, 7.875%, Due 2/01/08                                                        930,000       936,975
General Binding Corporation Senior
   Subordinated Notes, 9.375%, Due 6/01/08                                           120,000       104,100
General Electric Capital Corporation Bonds,
   Series A, 6.75%, Due 3/15/32                                                    8,755,000     8,672,362
General Motors Acceptance Corporation
   Bonds, 8.00%, Due 11/01/31                                                      4,785,000     5,031,040
HCA-The Healthcare Company
   Debentures, 8.36%, Due 4/15/24                                                  1,000,000     1,058,664
HCA-The Healthcare Company Notes,
   8.75%, Due 9/01/10                                                              1,130,000     1,264,383
John Hancock Financial Services, Inc.
   Senior Notes, 5.625%, Due 12/01/08                                              2,685,000     2,671,656

                                                                              11


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                             April 30, 2002 (Unaudited)
----------------------------------------------------------------------------------------------------------
STRONG ADVISOR BOND FUND (continued)
                                                                                 Shares or
                                                                                 Principal        Value
                                                                                   Amount        (Note 2)
----------------------------------------------------------------------------------------------------------

Hanover Equipment Trust Senior Secured
   Notes, 8.75%, Due 9/01/11 (b)                                                  $ 530,000      $ 539,275
Hercules, Inc. Senior Notes,
   11.125%, Due 11/15/07                                                            475,000        531,406
Hollywood Casino Corporation Senior
   Secured Notes, 11.25%, Due 5/01/07                                               735,000        819,525
Host Marriott LP Senior Notes,
   9.50%, Due 1/15/07 (b)                                                         1,000,000      1,061,250
Huntsman International LLC Senior
   Notes, 9.875%, Due 3/01/09 (b)                                                   425,000        429,250
IMC Global, Inc. Senior Notes, Series B,
   11.25%, Due 6/01/11                                                              355,000        399,375
Insight Communications, Inc. Senior
   Discount Notes, Zero %, Due 2/15/11
   (Rate Reset Effective 2/15/06)                                                   690,000        443,325
Insight Health Services Senior Subordinated
   Notes, 9.875%, Due 11/01/11 (b)                                                  785,000        812,475
International Finance Corporation Notes,
   4.75%, Due 4/30/07                                                             4,970,000      4,950,349
International Game Technology Senior
   Notes, 8.375%, Due 5/15/09                                                     1,385,000      1,471,562
Jackson National Life Global Funding
   Program Medium-Term Notes,
   5.25%, Due 3/15/07 (b)                                                         4,170,000      4,162,198
Johnsondiversey, Inc. Senior Subordinated
   Notes, 9.625%, Due 5/15/12 (b)                                                   365,000        380,969
Jostens, Inc. Senior Subordinated Notes,
   12.75%, Due 5/01/10                                                              795,000        894,375
Lyondell Chemical Company
   Senior Secured Notes:
   Series A, 9.625%, Due 5/01/07                                                    510,000        506,175
   Series B, 9.875%, Due 5/01/07                                                    375,000        372,187
Magnum Hunter Resources, Inc. Senior
   Notes, 9.60%, Due 3/15/12 (b)                                                    495,000        522,225
Mirant Americas Generation, Inc.
   Senior Notes, 8.30%, Due 5/01/11                                                 510,000        487,953
Mohegan Tribal Gaming Authority Senior
   Subordinated Notes, 8.00%, Due 4/01/12 (b)                                       655,000        660,731
Morgan Stanley & Company, Inc. Variable
   Rate Traded Custody Receipts,
   7.201%, Due 9/15/11 (b)                                                        7,840,000      7,885,088
Motors and Gears, Inc. Senior Notes,
   Series C, 10.75%, Due 11/15/06                                                   620,000        598,300
NATG Holdings LLC/Orius Capital
   Corporation Senior Subordinated Notes,
   Series B, 12.75%, Due 2/01/10
   (Defaulted Effective 11/21/01)                                                   670,000         43,550
NTC Capital I Floating Rate Notes,
   2.50%, Due 1/15/27                                                               815,000        717,244
National Rural Utilities Cooperative
   Finance Corporation Collateral Trust
   Notes, 6.00%, Due 5/15/06                                                      3,095,000      3,122,973
Nextel Communications, Inc.
   Senior Notes, 9.375%, Due 11/15/09                                               405,000        284,512
Nextmedia Operating, Inc. Senior
   Subordinated Notes,
   10.75%, Due 7/01/11 (b)                                                          285,000        308,513
Oregon Steel Mills, Inc. First Mortgage
   Notes, 11.00%, Due 6/15/03                                                       290,000        291,813
Owens-Brockway Glass Container, Inc.
   Senior Secured Notes,
   8.875%, Due 2/15/09 (b)                                                          780,000        809,250
PETCO Animal Supplies, Inc. Senior
   Subordinated Notes,
   10.75%, Due 11/01/11 (b)                                                         285,000        309,225

                                                                                 Shares or
                                                                                 Principal          Value
                                                                                  Amount           (Note 2)
------------------------------------------------------------------------------------------------------------

PRIMEDIA, Inc. Senior Notes,
   8.875%, Due 5/15/11                                                            $ 670,000      $ 592,950
Panamsat Corporation Notes,
   6.375%, Due 1/15/08                                                              490,000        469,652
Panamsat Corporation Senior Notes,
   8.50%, Due 2/01/12 (b)                                                           360,000        361,800
Park Place Entertainment Corporation
   Senior Subordinated Notes,
   8.875%, Due 9/15/08                                                              375,000        398,438
Pegasus Communications Corporation
   Senior Notes, Series B, 12.50%, Due 8/01/07                                    1,020,000        637,500
Pegasus Satellite Communications, Inc.
   Senior Notes, 12.375%, Due 8/01/06                                               570,000        339,150
Pennsylvania National Gaming, Inc. Senior
   Notes, 8.875%, Due 3/15/10                                                       620,000        623,100
Philip Morris Companies, Inc. Notes,
   6.95%, Due 6/01/06                                                             2,895,000      3,061,984
Plastipak Holdings, Inc. Senior Notes,
   10.75%, Due 9/01/11                                                              445,000        488,944
Playtex Products, Inc. Senior Subordinated
   Notes, 9.375%, Due 6/01/11                                                       375,000        400,781
Premier International Foods PLC Senior
   Yankee Notes, 12.00%, Due 9/01/09                                                865,000        946,094
Qwest Capital Funding, Inc. Guaranteed
   Notes, 6.25%, Due 7/15/05                                                        615,000        482,775
Qwest Communications International, Inc.
   Senior Notes, Series B, 7.50%, Due 11/01/08                                    1,210,000        896,663
Qwest Corporation Debentures,
   7.25%, Due 9/15/25                                                               305,000        236,865
Qwest Corporation Notes,
   8.875%, Due 3/15/12 (b)                                                        5,640,000      5,499,338
RailAmerica Transportation Corporation
   Senior Subordinated Notes,
   12.875%, Due 8/15/10                                                             240,000        264,300
Raytheon Company Notes,
   6.15%, Due 11/01/08                                                            4,920,000      4,913,269
Regal Cinemas, Inc. Senior Subordinated
   Notes, 9.375%, Due 2/01/12 (b)                                                   205,000        213,713
Riverwood International Corporation
   Senior Notes:
   10.25%, Due 4/01/06                                                              585,000        606,452
   10.625%, Due 8/01/07                                                             660,000        697,950
Rotech Healthcare, Inc. Senior Subordinated
   Notes, 9.50%, Due 4/01/12 (b)                                                    165,000        173,250
SBA Communications Corporation Senior
   Notes, 10.25%, Due 2/01/09                                                       560,000        406,000
SC International Services, Inc. Senior
   Subordinated Notes, 9.25%, Due 9/01/07                                           115,000        106,375
Service Corporation International Notes,
   7.70%, Due 4/15/09                                                               845,000        768,950
Silgan Holdings, Inc. Senior Subordinated
   Notes, 9.00%, Due 6/01/09 (b)                                                    220,000        229,625
Solectron Corporation Senior Notes,
   9.625%, Due 2/15/09                                                              600,000        609,000
Southern Energy, Inc. Senior Notes,
   7.90%, Due 7/15/09 (b)                                                           455,000        391,913
Spanish Broadcasting System, Inc. Senior
   Subordinated Notes, 9.625%, Due 11/01/09                                       1,150,000      1,221,875
Sprint Capital Corporation Notes,
   6.00%, Due 1/15/07                                                             1,580,000      1,446,736
Standard Pacific Corporation Senior Notes,
   9.25%, Due 4/15/12                                                               275,000        280,500
Steel Dynamics, Inc. Senior Notes,
   9.50%, Due 3/15/09 (b)                                                           135,000        143,100

---------------------------------------------------------------------------------------------
                      STRONG ADVISOR BOND FUND (continued)

                                                                 Shares or
                                                                 Principal            Value
                                                                   Amount            (Note 2)
----------------------------------------------------------------------------------------------
Stoneridge, Inc. Senior Notes,
  11.50%, Due 5/01/12 (b)                                     $   285,000        $    296,756
SunTrust Capital III Floating Rate Notes,
  2.65%, Due 3/15/28                                            2,125,000           1,893,579
Swift Energy Company Senior Notes,
  9.375%, Due 5/01/12                                             190,000             194,750
TXU Corporation Senior Notes,
  6.375%, Due 6/15/06                                           3,260,000           3,306,224
TeleCorp PCS, Inc. Senior Subordinated
  Notes, 10.625%, Due 7/15/10                                   1,445,000           1,654,525
Telewest Communications PLC Senior
  Yankee Discount Debentures,
  11.00%, Due 10/01/07                                            975,000             531,375
Tesoro Escrow Corporation Senior Notes,
  9.625%, Due 4/01/12 (b)                                         115,000             118,163
Tesoro Petroleum Corporation Senior
  Subordinated Notes, Series B,
  9.625%, Due 11/01/08                                            320,000             328,800
Town Sports International, Inc. Senior Notes,
  Series B, 9.75%, Due 10/15/04                                 2,200,000           2,274,250
Transocean Sedco Forex Corporation
  Bonds, 7.50%, Due 4/15/31                                     1,600,000           1,629,048
Transwestern Publishing Company LP/TWP
  Capital Corporation II Senior Subordinated
  Notes, Series F, 9.625%, Due 11/15/07                         1,035,000           1,093,219
Tritel PCS, Inc. Senior Subordinated Notes,
  10.375%, Due 1/15/11                                            160,000             178,400
Triton PCS, Inc. Senior Subordinated
  Discount Notes, Zero %, Due 5/01/08
  (Rate Reset Effective 5/01/03)                                  265,000             234,525
Triton PCS, Inc. Senior Subordinated Notes:
  8.75%, Due 11/15/11                                             445,000             418,300
  9.375%, Due 2/01/11                                             265,000             257,713
Tyco International Group SA Senior Yankee
  Notes, 6.375%, Due 10/15/11                                   1,300,000           1,036,152
Tyson Foods, Inc. Notes:
  7.25%, Due 10/01/06                                           1,520,000           1,580,735
  8.25%, Due 10/01/11                                           2,950,000           3,193,466
UCAR Finance, Inc. Senior Notes,
   10.25%, Due 2/15/12 (b)                                        450,000             475,875
United Industries Corporation Senior
  Subordinated Notes, Series B,
  9.875%, Due 4/01/09                                             925,000             943,500
United Rentals North America, Inc. Senior
  Notes, Series B, 10.75%, Due 4/15/08                          1,110,000           1,226,550
Valero Energy Corporation Notes,
  6.875%, Due 4/15/12                                           1,460,000           1,485,703
Venetian Casino Resort LLC/Las Vegas
  Sands, Inc. Secured Mortgage Notes,
  12.25%, Due 11/15/04                                          1,200,000           1,282,500
Vicar Operating, Inc. Senior Subordinated
  Notes, 9.875%, Due 12/01/09 (b)                                 270,000             290,250
Voicestream Wireless Corporation/Voicestream
  Wireless Holdings Corporation Senior
  Notes, 10.375%, Due 11/15/09                                    926,000           1,004,710
Von Hoffman Corporation Senior Notes,
  10.25%, Due 3/15/09 (b)                                         455,000             477,750
Western Financial Bank Subordinated
  Debentures, 9.625%, Due 5/15/12                                  60,000              60,375
Westport Resources Corporation Guaranteed
  Notes, 8.25%, Due 11/01/11                                      750,000             776,250
WorldCom, Inc. Notes:
  7.375%, Due 1/15/06(b)                                        1,125,000             551,693
  7.50%, Due 5/15/11                                              120,000              56,484
  7.75%, Due 4/01/07                                              240,000             115,800

XO Communications, Inc. Senior Notes,
  10.75%, Due 6/01/09 (Defaulted
  Effective 12/31/01)                                         $ 2,080,000        $    301,600
Xerox Corporation Senior Notes,
  9.75%, Due 1/15/09 (b)                                          670,000             633,150
Yell Finance BV Senior Yankee Notes,
  10.75%, Due 8/01/11                                             585,000             643,500
----------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $171,762,335)                                         167,789,429
----------------------------------------------------------------------------------------------
Convertible Bonds 0.0%
Adelphia Communications Corporation
  Subordinated Bonds, 3.25%, Due 5/01/21                         215,000             171,463
----------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $ 191,315)                                              171,463
----------------------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 24.1%
Arran Master Trust Floating Rate Notes,
  Series 2000-C, Class A, 2.16%,Due 9/15/07                     1,500,000           1,501,500
Asset Securitization Corporation
  Commercial Mortgage Pass-Thru
  Certificates, Series 1996-MD6,Class A-1B,
  6.88%, Due 11/13/29                                           5,358,000           5,607,466
Bear Stearns Commercial Mortgage
  Securities, Inc. Commercial Mortgage
  Pass-Thru Certificates, Series 2002-TOP6,
  Class A-2, 6.46%, Due 10/15/36                                7,600,000           7,823,250
Bear Stearns Mortgage Securities, Inc.
  Principal Only Mortgage Pass-Thru
  Certificates, Series 1995-1, Class 2-P,
  Due 7/25/10                                                      85,323              78,101
Chase Credit Card Owner Master Trust
  Floating Rate Asset-Backed Notes, Series
  2001-5, Class A, 1.96%, Due 2/15/07                           3,000,000           3,006,374
Chase Funding Loan Acquisition Trust
  Mortgage Loan Asset-Backed
  Certificates, Series 2001-C2, Class IA1,
  1.97%, Due 8/25/14                                            3,978,694           3,980,378
Chase Funding Trust Variable Rate
  Mortgage Loan Asset-Backed Certificates:
  Series 2001-4, Class 1A-1,
  2.07%, Due 4/25/16                                            2,678,395          52,680,654
  Series 2002-1, Class 1A1,
  2.00%, Due 2/25/17                                           13,115,000          13,115,000
Citibank Credit Card Issuance Trust
  Notes, Series 2001-A8, Class A8,
  4.10%, Due 12/07/06                                           8,955,000           8,971,760
Conseco Finance Home Equity Loan Trust
  Floating Rate Certificates, Series 2001-C,
  Class A-1, 2.00%, Due 9/15/18                                 2,289,890           2,290,900
The Equitable Life Assurance Society of the
  United States Floating Rate Notes,
  Series 174, Class A2, 2.22%, Due 5/15/03 (b)                  2,000,000           2,000,456
Ford Credit Auto Owner Trust
  Asset-Backed Notes:
  Series 2000-A, Class A-5, 7.19%, Due 3/15/04                  4,235,000           4,421,983
  Series 2001-B, Class A-4, 5.12%, Due 10/15/04                 5,410,000           5,537,597
Holmes Financing Number 1 PLC Floating
  Rate Notes, Series 1, Class 1A,
  2.12%, Due 7/15/05                                            8,000,000           8,045,000
JP Morgan Chase Commercial Mortgage
  Securities Corporation Interest Only
  Mortgage Pass-Thru Certificates,
  Series 2001-CIB2, Class X2,
  0.9964%, Due 4/15/35 (b)                                     63,000,000           3,266,355

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)   April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                      STRONG ADVISOR BOND FUND (continued)

                                                      Shares or
                                                      Principal         Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Metris Master Trust Floating Rate Asset-
  Backed Securities, Series 1999-2, Class A,
  2.3775%, Due 1/20/10                               $ 2,265,000   $  2,255,512
Mountain Capital CLO I, Ltd./Mountain
  Capital CLO I Corporation Floating
  Rate Bonds, Series 1A, Class A-1,
  2.58%, Due 4/15/11 (b)                               4,857,432      4,849,084
Nomura Asset Securities Corporation,
  Series 1994-4B, Class 4PO, Principal
  Only, Due 9/25/24                                       69,400         56,355
PNC Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates:
  Series 1998-1, Class 4B4,
  6.75%, Due 3/25/13 (b)                                 303,851        264,559
  Series 1998-11, Class 2B4,
  6.25%, Due 11/25/13 (b)                                314,844        276,299
Residential Asset Mortgage Products, Inc.
  Variable Rate Mortgage Pass-Thru Certificates:
  Series 2001-RS3, Class AI-1,
  2.08%, Due 12/25/03                                  1,724,726      1,726,280
  Series 2002-RS1, Class AI-1,
  2.05%, Due 8/25/20                                   9,531,275      9,537,988
Residential Asset Securitization Trust
  Mortgage Pass-Thru Series Certificates,
  2002-A1, Class A-1, 2.05%, Due 12/25/18              7,711,148      7,716,670
Salomon Brothers Commercial Mortgage
  Trust Interest Only Mortgage Pass-Thru
  Certificates, Series 2001-C1, Class X-2,
  1.2466%, Due 12/18/35                               57,000,000      3,420,000
Sears Credit Account Master Trust II
  Certificates, 1.96%, Due 2/18/09                     5,000,000      5,000,000
Structured Asset Securities Corporation
  Floating Rate Mortgage Pass-Thru
  Certificates, Series 1998-2, Class A,
  2.11%, Due 2/25/28                                   1,395,173      1,396,228
Sutter Real Estate CBO, Ltd. Floating Rate
  Bonds, Series 2000-1A, Class A1L,
  2.5188%, Due 12/25/35 (b)                            3,950,000      3,919,590
USAA Auto Loan Guarantor Trust Pass-Thru
  Certificates, Series 1999-1, Class A,
  6.10%, Due 2/15/06                                      16,935         17,294
Volkswagen Credit Auto Master Owner Trust
  Floating Rate Loan-Backed Notes Series,
  2000-1, Class A, 2.0125%, Due 8/20/07                6,565,000      6,589,723
--------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $118,427,430)                       119,352,356
--------------------------------------------------------------------------------
United States Government & Agency Issues 46.6%
FHLMC Adjustable Rate Participation
  Certificates, Pool #865469,
  7.378%, Due 8/01/25                                    390,466        405,923
FHLMC Debentures:
  4.875%, Due 3/15/07                                  1,460,000      1,464,019
  5.75%, Due 1/15/12                                  12,840,000     12,848,616
FHLMC Participation Certificates:
  6.00%, Due 7/15/21                                   4,935,000      5,025,404
  6.25%, Due 6/15/12 thru 9/15/22                      2,960,000      3,070,021
  6.50%, Due 7/01/17 (e)                               2,110,000      2,157,805
  7.20%, Due 10/01/06                                  2,553,613      2,751,518
  10.50%, Due 8/01/19                                    439,364        497,866
FNMA Bonds, 6.625%, Due 11/15/30                       3,250,000      3,405,750
FNMA Guaranteed Mortgage Adjustable
  Rate Mortgage Certificates, Pool #92117,
  6.20%, Due 6/01/18                                      44,695         46,516
FNMA Guaranteed Mortgage Pass-Thru
  Certificates:
  5.50%, Due 6/01/17 (e)                              14,835,000     14,679,696
  6.00%, Due 7/01/17 (e)                              26,460,000     26,612,972
  6.085%, Due 10/01/08                                    67,131         69,455
  6.32%, Due 6/01/09                                  13,010,998     13,623,092
  6.50%, Due 7/01/32 (e)                               2,470,000      2,500,103
  6.95%, Due 10/01/06                                     53,854         57,837
  7.00%, Due 7/01/32 (e)                               3,380,000      3,458,691
  7.085%, Due 9/01/06                                  1,137,846      1,227,075
  8.00%, Due 4/01/17 thru 9/01/23                      2,278,189      2,449,140
  8.33%, Due 7/15/20                                   1,439,106      1,563,497
  8.50%, Due 8/01/12 thru 5/01/26                      2,134,634      2,313,456
  9.00%, Due 12/01/16 thru 8/01/17                     1,212,438      1,337,927
  9.50%, Due 6/01/05                                     136,410        138,334
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Trust,
  Series 2002-T4, Class A4,
  9.50%, Due 12/25/41                                  5,351,805      5,958,900
FNMA Notes:
  3.625%, Due 4/15/04                                  1,895,000      1,897,831
  4.375%, Due 10/15/06                                 3,080,000      3,038,189
  5.25%, Due 6/15/06 thru 1/15/09                     12,240,000     12,302,063
  5.50%, Due 2/15/06                                   1,205,000      1,244,273
  5.625%, Due 5/14/04                                  7,000,000      7,279,363
  6.00%, Due 5/15/08                                   8,960,000      9,341,831
GNMA Guaranteed Pass-Thru Certificates:
  6.50%, Due 5/01/32 thru 6/01/32 (e)                 20,920,000     21,189,584
  7.00%, Due 5/01/32 (e)                               3,680,000      3,797,300
  9.00%, Due 12/15/17                                  6,036,878      6,654,837
  9.50%, Due 12/15/19                                  3,407,349      3,783,820
Student Loan Marketing Student Loan Trust
  Floating Rate Loan-Backed Notes:
  Series 1998-1, Class A-1,
  2.48%, Due 1/25/07                                   1,649,453      1,653,330
  Series 2000-1, Class A-1L,
  2.03%, Due 10/27/08                                  1,334,634      1,336,238
  Series 2001-1, Class A-1L,
  1.99%, Due 1/25/09                                   2,995,677      2,996,296
United States Treasury Bonds:
  5.375%, Due 2/15/31                                  9,795,000      9,487,378
  7.50%, Due 11/15/16                                  4,030,000      4,782,635
  7.625%, Due 11/15/22                                 2,100,000      2,577,013
  8.00%, Due 11/15/21                                  1,005,000      1,272,778
  8.875%, Due 2/15/19                                  1,660,000      2,230,691
  9.875%, Due 11/15/15                                 2,935,000      4,147,754
United States Treasury Notes:
  4.75%, Due 2/15/04                                   2,575,000      2,652,150
  4.875%, Due 2/15/12                                  9,420,000      9,265,456
  5.50%, Due 5/31/03                                   1,560,000      1,612,528
  5.75%, Due 11/15/05                                  6,385,000      6,736,680
  6.00%, Due 8/15/09                                   1,930,000      2,055,452
--------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $227,508,086)                                 230,999,083
--------------------------------------------------------------------------------
Preferred Stocks 0.3%
Rural Cellular Corporation 12.25%
  Junior Exchangeable                                        967        407,349
Superior Healthcare Management 7.75%
  Series A (Acquired 12/30/97;
  Cost $1,006,460) (b) (g)                                 1,000      1,093,610
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $1,870,344)                              1,500,959
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      STRONG ADVISOR BOND FUND (continued)

                                                    Shares or
                                                    Principal           Value
                                                     Amount            (Note 2)
--------------------------------------------------------------------------------
Common Stocks 0.0%
OpTel, Inc. Non-Voting (Acquired 4/14/98;
  Cost $20,000) (b) (f) (g)                               500     $           5
--------------------------------------------------------------------------------
Total Common Stocks (Cost $ 20,000)                                           5
--------------------------------------------------------------------------------
Warrants 0.0%
AT&T Canada Inc., Expire 8/15/07
  (Acquired 11/07/97; Cost $4) (b) (g)                    350            17,500
Aladdin Gaming Enterprises, Inc.,
  Expire 3/01/10 (Acquired 6/21/00 -
  9/06/00; Cost $92) (b) (g)                            9,200                92
GT Group Telecom, Inc., Expire 2/01/10
  (Acquired 8/23/00 - 8/24/00;
  Cost $29,225) (b) (g)                                   610             1,220
Jostens, Inc., Expire 5/01/10 (b)                         680            13,770
Ono Finance PLC, Expire 3/16/11
  (Acquired 7/17/01; Cost $0) (b) (g)                     675               253
--------------------------------------------------------------------------------
Total Warrants (Cost $42,920)                                            32,835
--------------------------------------------------------------------------------
Short-Term Investments (a) 7.1%
Corporate Bonds 0.0%
Hyperion Telecommunications, Inc. Senior
  Discount Notes, Series B, 13.00%,
  Due 4/15/03 (Defaulted Effective 3/04/02)       $   885,000            22,125

Money MarketFunds 4.6%
Strong Heritage Money Fund - Institutional
  Class (h)                                        23,000,000        23,000,000

Repurchase Agreements 1.7%
ABN AMRO Inc. (Dated 4/31/02), 1.88%,
  Due 5/01/02 (Repurchase proceeds
  $6,100,319); Collateralized by: United
  States Government & Agency Issues (d)             6,100,000         6,100,000
State Street Bank (Dated 4/31/02), 1.50%,
  Due 5/01/02 (Repurchase proceeds
  $2,282,095); Collateralized by: United
  States Government & Agency Issues (d)             2,282,000         2,282,000
                                                                      ----------
                                                                      8,382,000
United States Government &
  Agency Issues 0.8%
United States Treasury Bills, Due 5/16/02
  thru 7/05/02 (c)                                    525,000           524,087
United States Treasury Notes,
3.625%, Due 7/15/02                                 3,329,640         3,381,146
                                                                      ----------
                                                                      3,905,233
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $36,045,995)                      35,309,358
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $555,868,425) 112.0%          555,155,488
Other Assets and Liabilities, Net(12.0%)                            (59,413,948)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                  $495,741,540
================================================================================

FUTURES
--------------------------------------------------------------------------------
                                                   Underlying       Unrealized
                                    Expiration     Face Amount     Appreciation/
                                       Date         at Value      (Depreciation)
--------------------------------------------------------------------------------
Purchased:
290 Five-Year Eurodollar               6/02        $27,446,335        ($105,796)
 21 Five-Year U.S. Treasury Notes      6/02          2,226,984           (7,805)
 13 Two-Year U.S. Treasury Notes       6/02          2,718,422            3,804
Sold:
105 Ten-Year U.S. Treasury Notes       6/02         11,084,063          (28,392)
--------------------------------------------------------------------------------

SWAPS
--------------------------------------------------------------------------------
Open swap contracts at April 30, 2002 consisted of the following:
--------------------------------------------------------------------------------
                     Notional       Interest         Index           Unrealized
   Issuer             Amount         Sold            Bought         Appreciation
--------------------------------------------------------------------------------
ERISA Eligible                        1 mo.       ERISA Eligible
  Expires 9/30/02   $10,000,000      LIBOR        Lehman CMBS*         $270,000

*Lehman Brothers Investment Grade Index - ERISA Eligible Sub Index
 Collateralized Mortgage-Backed Securities Index Total Return Swap.

================================================================================
                     STRONG ADVISOR SHORT DURATION BOND FUND

                                                  Shares or
                                                  Principal             Value
                                                   Amount              (Note 2)
--------------------------------------------------------------------------------
Corporate Bonds 44.5%
AOL Time Warner, Inc. Notes:
  5.625%, Due 5/01/05                             $ 750,000           $ 743,496
  6.15%, Due 5/01/07                                100,000              97,082
AT&T Canada, Inc. Senior Yankee Notes,
  12.00%, Due 8/15/07 (Acquired 8/18/99;
  Cost $406,000) (g)                                350,000              57,750
AT&T Corporation Senior Notes,
  6.50%, Due 11/15/06 (b)                         1,000,000             959,210
AT&T Wireless Services, Inc. Senior Notes,
  7.50%, Due 5/01/07                                450,000             450,384
Adelphia Communications Corporation
  Senior Notes, Series B, 8.125%, Due 7/15/03     1,000,000             905,000
Bank of America Corporation Senior Notes,
  5.25%, Due 2/01/07                              1,000,000           1,000,015
Boyd Gaming Corporation Senior Notes,
  9.25%, Due 10/01/03                               500,000             520,000
Cendant Corporation Notes,
  7.75%, Due 12/01/03                               500,000             508,985
Chase Manhattan Corporation Floating Rate
  Subordinated Notes, 5.25%, Due 12/30/09         1,000,000           1,000,200
Coastal Corporation Senior Notes,
  7.50%, Due 8/15/06                                250,000             257,500
Consumers Energy Company Senior Notes,
  6.25%, Due 9/15/06                              1,000,000             995,055
DaimlerChrysler North America Holding
  Corporation Notes, 6.40%, Due 5/15/06             600,000             613,440
Felcor Suites LP Guaranteed Senior Notes,
  7.375%, Due 10/01/04                            1,000,000             997,500
Ford Motor Credit Company Floating Rate
  Notes, 2.20%, Due 3/13/07                       1,000,000             972,142
Ford Motor Credit Company Notes,
  7.60%, Due 8/01/05                              1,090,000           1,130,863
Fort James Corporation Senior Notes,
  6.875%, Due 9/15/07                               500,000             481,062
GS Escrow Corporation Senior Notes,
  7.125%, Due 8/01/05                               388,000             390,631
General Electric Capital Corporation Medium-
  Term Notes, Series A, 5.375%, Due 3/15/07       1,150,000           1,159,798
General Motors Acceptance Corporation
  Notes, 6.125%, Due 9/15/06                      1,000,000           1,012,521
HCA-The Healthcare Company
  Medium-Term Notes, Tranche #12,
  6.63%, Due 7/15/45                              1,200,000           1,204,350
Koninklijke KPN NV Senior Yankee Notes,
  7.50%, Due 10/01/05                             1,000,000           1,029,181

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
              STRONG ADVISOR SHORT DURATION BOND FUND (continued)

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Lenfest Communications, Inc. Senior
 Subordinated Notes, 10.50%, Due 6/15/06              $   750,000    $   858,058
Morgan Stanley, Dean Witter & Company
 Bonds, 5.80%, Due 4/01/07                              1,000,000      1,011,404
News America, Inc. Bonds,
 6.703%, Due 5/21/34                                      700,000        726,410
Petroleos Mexicanos Medium-Term Yankee
 Notes, Tranche #11, 6.50%, Due 2/01/05 (b)               250,000        256,875
Philip Morris Companies, Inc. Notes,
 6.95%, Due 6/01/06                                       500,000        528,840
Protective Life United States Funding Trust,
 Funding Agreement-Backed Notes,
 5.875%, Due 8/15/06 (b)                                  500,000        508,524
Qwest Corporation Notes,
 6.625%, Due 9/15/05                                      400,000        363,412
Raytheon Company Notes:
 5.70%, Due 11/01/03                                      500,000        510,072
 6.75%, Due 8/15/07                                     1,000,000      1,037,947
Safeway, Inc. Notes, 7.25%, Due 9/15/04                   500,000        531,838
South Point Energy Center LLC/Broad River
 Energy LLC/Rockgen Energy LLC Pass-Thru
 Certificates, Series A, 8.40%, Due 5/30/12 (b)         1,000,000        860,000
Sprint Capital Corporation Notes,
 6.00%, Due 1/15/07                                       100,000         91,566
TXU Corporation Senior Notes,
 6.375%, Due 6/15/06                                      325,000        329,608
Tele-Communications, Inc. Senior Notes,
 7.25%, Due 8/01/05                                       500,000        519,007
Telewest Communications PLC Senior Yankee
 Discount Debentures, 11.00%, Due 10/01/07                500,000        272,500
Triton Energy, Ltd. Senior Yankee Notes,
 8.875%, Due 10/01/07                                     300,000        331,500
Tyco International Group SA Guaranteed
 Yankee Notes, 5.80%, Due 8/01/06                         700,000        583,394
Tyson Foods, Inc. Notes, 7.25%, Due 10/01/06            1,000,000      1,039,957
Valero Energy Corporation Notes,
 7.375%, Due 3/15/06                                      700,000        739,561
Washington Mutual Inc. Senior Notes,
 5.625%, Due 1/15/07                                      705,000        705,869
Wells Fargo & Company Corporation Senior
 Notes, 5.125%, Due 2/15/07                             1,000,000        997,382
WorldCom, Inc. Notes,
 7.375%, Due 1/15/06 (b)                                  500,000        245,197
WorldCom, Inc. Senior Notes,
 6.40%, Due 8/15/05                                       250,000        125,093
Zions Bancorp Subordinated Notes,
 6.50%, Due 10/15/11                                    1,000,000        980,032
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $31,557,136)                              30,640,211
--------------------------------------------------------------------------------
Non-Agency Mortgage &
 Asset-Backed Securities 13.7%
Bayview Financial Acquisition Trust Asset-
 Backed Interest Only Certificates, Series
 2001-D, Class A-IO, 14.00%, Due 5/25/04 (b)           10,000,000      1,589,063
Citicorp Mortgage Securities, Inc. Real Estate
 Mortgage Investment Conduit Pass-Thru
 Certificates, Series 1993-3, Class B1,
 7.00%, Due 3/25/08 (b)                                   508,501        515,541
DLJ Mortgage Acceptance Corporation
 Variable Rate Mortgage Pass-Thru
 Certificates:
 Series 1990-2, Class A, 6.2461%, Due 1/25/22             390,815        390,313
 Series 1991-3, Class A1, 5.8647%, Due 2/20/21            362,104        366,387
Duke Funding I, Ltd. Floating Rate Bonds,
 Series 1A, Class A, 2.40%, Due 11/10/30 (b)            1,500,000      1,491,094
Merrill Lynch Credit Corporation Mortgage
 Investors, Inc. Senior Subordinated Variable
 Rate Mortgage Pass-Thru Certificates, Series
 1994-A, Class A-4, 5.7273%, Due 7/15/19                  535,922        551,750
Option One Mortgage Loan Trust Interest
 Only Asset-Backed Certificates, Series
 2001-4, Class S, 3.50%, Due 4/25/04                   45,000,000      1,792,969
Residential Funding Mortgage Securities I,
 Inc. Mortgage Pass-Thru Certificates:
 Series 1998-S25, Class A-2,
 6.25%, Due 10/25/13                                    1,464,669      1,492,535
 Series 1998-S17, Class A-2,
 6.75%, Due 8/25/28                                     1,064,730      1,082,505
Resolution Trust Corporation Mortgage
 Pass-Thru Securities, Inc. Variable Rate
 Certificates, Series 1995-1, Class B-5,
 5.8031%, Due 10/25/28                                    152,655        154,057
--------------------------------------------------------------------------------
Total Non-Agency Mortgage &
 Asset-Backed Securities (Cost $9,277,407)                             9,426,214
--------------------------------------------------------------------------------
United States Government &
 Agency Issues 33.9%
FHLMC Adjustable Rate Participation
 Certificates:
 Pool #1B0145, 6.189%, Due 10/01/31                     1,340,048      1,374,883
 Pool #788792, 6.211%, Due 1/01/29                      1,637,915      1,685,720
 Pool #865456, 7.388%, Due 7/01/10                        112,010        114,954
FHLMC Guaranteed Mortgage Participation
 Certificates, 9.50%, Due 6/15/06                         323,011        325,584
FHLMC Participation Certificates:
 7.00%, Due 5/01/03                                       257,470        262,063
 9.00%, Due 8/01/18                                       370,552        408,733
 10.00%, Due 6/01/05                                      103,422        104,859
FNMA Guaranteed Mortgage Adjustable
 Rate Mortgage Certificates, Pool #365418,
 6.77%, Due 1/01/23                                       158,366        164,737
FNMA Guaranteed Mortgage Pass-Thru
 Certificates:
 7.50%, Due 12/15/09                                    1,884,633      1,992,999
 10.50%, Due 8/01/20                                      119,982        134,558
 11.00%, Due 4/01/12                                      174,325        193,605
FNMA Guaranteed Real Estate Mortgage
 Investment Conduit Pass-Thru Trust, Series
 2002-T1, Class A4, 9.50%, Due 11/25/31                 1,908,370      2,124,851
FNMA Notes, 4.375%, Due 10/15/06                        4,900,000      4,833,482
GNMA Guaranteed Pass-Thru Certificates,
 9.00%, Due 12/15/17                                    1,075,737      1,185,854
United States Treasury Notes:
 2.75%, Due 10/31/03                                    1,000,000        999,805
 3.50%, Due 11/15/06                                    1,475,000      1,420,841
 6.00%, Due 8/15/04                                     5,730,000      6,056,123
--------------------------------------------------------------------------------
Total United States Government &
 Agency Issues (Cost $23,256,938)                                     23,383,651
--------------------------------------------------------------------------------
Short-Term Investments (a) 6.5%
Corporate Bonds 0.7%
Browning Ferris Industries, Inc., Notes,
 6.10%, Due 1/15/03                                       500,000        499,231

Repurchase Agreements 5.6%
ABN AMRO Inc. (Dated 4/30/02), 1.88%,
 Due 5/01/02 (Repurchase proceeds
 $1,800,094); Collateralized by: United
 States Government & Agency Issues (d)                  1,800,000      1,800,000

--------------------------------------------------------------------------------
              STRONG ADVISOR SHORT DURATION BOND FUND (continued)

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
State Street Bank (Dated 4/30/02), 1.50%,
  Due 5/01/02 (Repurchase proceeds
  $2,054,186); Collateralized by: United
  States Government & Agency Issues (d)                $2,054,100   $ 2,054,100
                                                                    ------------
                                                                      3,854,100
United States Government &
  Agency Issues 0.2%
FNMA Guaranteed Mortgage Pass-Thru
  Certificates, 8.50%, Due 11/01/02                        17,633        17,633
United States Treasury Bills:
  Due 5/16/02 (c)                                          25,000        24,982
  Due 6/27/02 (c)                                          50,000        49,865
                                                                     -----------
                                                                         92,480
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $ 4,433,163)                       4,445,811
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $68,524,644) 98.6%             67,895,887
Other Assets and Liabilities, Net 1.4%                                  942,544
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $68,838,431
================================================================================

FUTURES
--------------------------------------------------------------------------------
                                                      Underlying
                                         Expiration   Face Amount    Unrealized
                                            Date       at Value     Depreciation
--------------------------------------------------------------------------------
Sold:
 56 Five-Year U.S. Treasury Notes           6/02       $5,938,625       $14,129
  9 Two-Year U.S. Treasury Notes            6/02        1,881,984         9,524

================================================================================
                      STRONG ADVISOR STRATEGIC INCOME FUND

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Corporate Bonds 93.9%
@Entertainment, Inc. Senior Discount Notes,
  Series B, Zero %, Due 7/15/08
  (Rate Reset Effective 7/15/03)                       $700,000       $154,000
AT&T Canada, Inc. Senior Discount Yankee
  Notes, Zero %, Due 6/15/08
  (Rate Reset Effective 6/15/03)                        275,000         38,500
Adelphia Communications Corporation
  Senior Notes:
  10.25%, Due 6/15/11                                   180,000        151,200
  10.875%, Due 10/01/10                                  40,000         34,800
Aladdin Gaming Holdings LLC/Aladdin Capital
  Corporation Senior Discount Notes,
  Zero %, Due 3/01/10 (Rate Reset Effective
  3/01/03) (Defaulted Effective 9/21/01)                600,000         21,000
Alamosa Delaware, Inc. Senior Notes,
  13.625%, Due 8/15/11                                  405,000        354,375
Alliance Imaging, Inc. Senior Subordinated
  Notes, 10.375%, Due 4/15/11                           200,000        214,500
American Seafood Group LLC Senior
  Subordinated Notes, 10.125%,
  Due 4/15/10 (b)                                       200,000        206,000
American Tower Corporation Senior
  Notes, 9.375%, Due 2/01/09                            400,000        286,000
Amkor Technology, Inc. Senior Notes,
  9.25%, Due 5/01/06                                    325,000        329,062
Anchor Glass Container Corporation First
  Mortgage Notes, 11.25%, Due 4/01/05                   500,000        497,500
Asia Global Crossing, Ltd. Senior Yankee
  Notes, 13.375%, Due 10/15/10
  (Defaulted Effective 2/28/02)                         310,000         71,300
Atlas Air Worldwide Holdings, Inc. Senior
  Notes, 9.375%, Due 11/15/06                           300,000        231,000
Avencia Group PLC Yankee Notes,
  11.00%, Due 7/01/09                                   430,000        453,650
Calpine Canada Energy Finance ULC
  Guaranteed Senior Yankee Notes,
  8.50%, Due 5/01/08                                    415,000        355,298
Calpine Corporation Senior Notes,
  8.50%, Due 2/15/11                                     30,000         25,695
William Carter Company Senior Subordinated
  Notes, Series B, 10.875%, Due 8/15/11                 290,000        312,475
Charter Communications Holdings
  LLC/Charter Communications Holdings
  Capital Corporation Senior Notes,
  10.00%, Due 4/01/09                                   375,000        358,125
Collins & Aikman Floorcoverings, Inc. Senior
  Subordinated Notes, 9.75%, Due 2/15/10 (b)            200,000        210,500
Corrections Corporation Senior Notes,
  9.875%, Due 5/01/09 (b) (e)                           200,000        207,500
Diamond Cable Communications PLC Senior
  Discount Yankee Notes, 10.75%, Due 2/15/07
  (Defaulted Effective 4/19/02)                         330,000        117,150
EOTT Energy Partners LP/EOTT Energy
  Finance Corporation Senior Notes,
  11.00%, Due 10/01/09                                  350,000        285,250
Emmis Communications Corporation
  Senior Discount Notes, Zero %, Due
  3/15/11 (Rate Reset Effective 3/15/06)                250,000        189,063
Fairpoint Communications, Inc. Senior
  Subordinated Notes, 12.50%, Due 5/01/10               300,000        292,500
Foamex LP/Foamex Capital Corporation Senior
  Secured Notes, 10.75%, Due 4/01/09 (b)                200,000        212,000
Gentek, Inc. Senior Subordinated Notes,
  11.00%, Due 8/01/09                                   150,000         57,750
Graham Packaging Holdings Company/GPC
  Capital Corporation I Senior Subordinated
  Notes, Series B, 8.75%, Due 1/15/08                   500,000        472,500
Hollywood Casino Shreveport/Shreveport
  Capital Corporation First Mortgage
  Notes, 13.00%, Due 8/01/06                            335,000        357,225
Hollywood Entertainment Corporation
  Senior Subordinated Notes, Series B,
  10.625%, Due 8/15/04                                  405,000        415,125
Huntsman International LLC Senior
  Notes, 9.875%, Due 3/01/09 (b)                        300,000        303,000
IMC Global, Inc. Senior Notes, Series B,
  11.25%, Due 6/01/11                                   125,000        140,625
Johnsondiversey, Inc. Senior Subordinated
  Notes, 9.625%, Due 5/15/12 (b)                        300,000        313,125
Jostens, Inc. Senior Subordinated Notes,
  12.75%, Due 5/01/10                                   100,000        112,500
Lyondell Chemical Company Senior Secured
  Notes, Series A, 9.625%, Due 5/01/07                  250,000        248,125
Magnum Hunter Resources, Inc. Senior
  Notes, 9.60%, Due 3/15/12 (b)                         300,000        316,500
Microcell Telecommunications, Inc.
  Senior Discount Yankee Notes, Series B,
  14.00%, Due 6/01/06                                   300,000        157,500
Mirant Americas Generation, Inc. Senior
  Notes, 8.30%, Due 5/01/11                             140,000        133,948

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)    April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                STRONG ADVISOR STRATEGIC INCOME FUND (continued)

                                                        Shares or
                                                        Principal       Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
NATG Holdings LLC/Orius Capital
  Corporation Senior Subordinated Notes,
  Series B, 12.75%, Due 2/01/10
  (Defaulted Effective 11/21/01)                       $   100,000   $    6,500
Ono Finance PLC Senior Yankee Notes,
  14.00%, Due 2/15/11                                      575,000      250,125
Paxson Communications Corporation
  Senior Discount Notes, Zero %, Due
  1/15/09 (Rate Reset Effective 1/15/06)                   680,000      508,300
Pegasus Satellite Communications, Inc. Senior
  Subordinated Discount Notes, Zero %,
  Due 3/01/07 (Rate Reset Effective 3/01/04)               400,000      162,000
Pennsylvania National Gaming, Inc.
  Senior Notes, 8.875%, Due 3/15/10                        300,000      301,500
Pinnacle Entertainment, Inc. Senior
  Subordinated Notes, Series B,
  9.50%, Due 8/01/07                                       565,000      559,350
Plastipak Holdings, Inc. Senior Notes,
  10.75%, Due 9/01/11                                      450,000      494,437
Premier International Foods PLC Senior
  Yankee Notes, 12.00%, Due 9/01/09                        155,000      169,531
Qwest Capital Funding, Inc. Guaranteed
  Notes, 6.25%, Due 7/15/05                                125,000       98,125
Qwest Communications International, Inc.
  Senior Notes, Series B, 7.50%, Due 11/01/08              365,000      270,481
Qwest Corporation Notes,
  8.875%, Due 3/15/12 (b)                                  340,000      331,520
RailAmerica Transportation Corporation
  Senior Subordinated Notes,
  12.875%, Due 8/15/10                                     300,000      330,375
Regal Cinemas, Inc. Senior Subordinated
  Notes, 9.375%, Due 2/01/12 (b)                           250,000      260,625
Riverwood International Corporation
  Senior Subordinated Notes,
  10.875%, Due 4/01/08                                     250,000      261,875
SC International Services, Inc. Senior
  Subordinated Notes, 9.25%, Due 9/01/07                   350,000      323,750
Scientific Games Corporation Senior
  Subordinated Notes, Series B,
  12.50%, Due 8/15/10                                      200,000      226,000
Solectron Corporation Senior Notes,
  9.625%, Due 2/15/09                                      300,000      304,500
Southern Energy, Inc. Senior Notes,
  7.90%, Due 7/15/09 (b)                                   110,000       94,748
Spanish Broadcasting System, Inc. Senior
  Subordinated Notes, 9.625%, Due 11/01/09                 270,000      286,875
Standard Pacific Corporation Senior Notes,
  9.25%, Due 4/15/12                                       200,000      204,000
Steel Dynamics, Inc. Senior Notes,
  9.50%, Due 3/15/09 (b)                                   200,000      212,000
Stewart Enterprises, Inc. Senior
  Subordinated Notes, 10.75%, Due 7/01/08                  350,000      387,188
Stoneridge, Inc. Senior Notes,
  11.50%, Due 5/01/12 (b)                                  200,000      208,250
Swift Energy Company Senior Notes,
  9.375%, Due 5/01/12                                      200,000      205,000
Telewest Communications PLC Senior
  Yankee Discount Debentures,
  11.00%, Due 10/01/07                                     655,000      356,975
Tesoro Escrow Corporation Senior Notes,
  9.625%, Due 4/01/12 (b)                                  200,000      205,500
Tri-State Outdoor Media Group, Inc.
  Senior Notes, 11.00%, Due 5/15/08
  (Defaulted Effective 11/14/01)                           100,000       69,500
UCAR Finance, Inc. Senior Notes,
  10.25%, Due 2/15/12 (b)                                  250,000      264,375
United Industries Corporation Senior
  Subordinated Notes, Series B,
  9.875%, Due 4/01/09                                      250,000      255,000
Venetian Casino Resort LLC/Las Vegas
  Sands, Inc. Secured Mortgage Notes,
  12.25%, Due 11/15/04                                      50,000       53,437
Venetian Casino Resort LLC/Las Vegas
  Sands, Inc. Senior Subordinated Notes,
  14.25%, Due 11/15/05                                     440,000      469,150
Von Hoffman Corporation Senior Notes,
  10.25%, Due 3/15/09 (b)                                  300,000      315,000
Western Financial Bank Subordinated
  Debentures, 9.625%, Due 5/15/12                           50,000       50,313
Wheeling Island Gaming, Inc. Senior
  Notes, 10.125%, Due 12/15/09 (b)                         300,000      313,500
Xerox Corporation Senior Notes,
  9.75%, Due 1/15/09 (b)                                   300,000      283,500
XO Communications, Inc. Senior Notes,
  10.75%, Due 11/15/08 (Defaulted
  Effective 12/31/01)                                    1,200,000      166,500
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $18,001,519)                             17,896,171
--------------------------------------------------------------------------------
Convertible Bonds 1.6%
Amkor Technology, Inc. Notes, 5.00%,
  Due 3/15/07                                              250,000      197,188
Total Renal Care Holdings, Inc.
  Subordinated Notes, 5.625%, Due 7/15/06                  100,000      109,500
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost $262,310)                                 306,688
--------------------------------------------------------------------------------
Preferred Stocks 2.1%
Adelphia Communications Corporation
  13.00% Exchangeable, Series B                              1,000       79,250
Global Crossing Holdings, Ltd. 10.50% Senior
  Exchangeable (Defaulted Effective 1/28/02)                 1,052           10
Intermedia Communications, Inc. 13.50%
  Exchangeable, Series B                                       429      205,920
Rural Cellular Corporation 11.375% Senior
  Exchangeable, Series B                                       264      114,840
XO Communications, Inc. 14.00% Senior
  Exchangeable (Defaulted Effective 12/31/01)                7,291           73
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $975,358)                                  400,093
--------------------------------------------------------------------------------
Common Stocks 3.9%
Boyd Gaming Corporation (f)                                 17,130      262,089
Charter Communications, Inc. Class A (f)                    10,500       85,995
Hollywood Casino Corporation Class A (f)                    11,500      175,605
Spanish Broadcasting System, Inc. Class A (f)               11,900      190,995
UbiquiTel, Inc. (f)                                         14,300       26,312
--------------------------------------------------------------------------------
Total Common Stocks (Cost $469,506)                                     740,996
--------------------------------------------------------------------------------
Warrants 0.0%
Aladdin Gaming Enterprises, Inc.,
  Expire 3/01/10 (Acquired 1/04/01 -
  5/16/01; Cost $60) (b) (g)                                 6,000           60
GT Group Telecom, Inc., Expire 2/01/10
  (Acquired 12/01/00 - 2/20/01;
  Cost $13,250) (b) (g)                                        275          550
Jostens, Inc., Expire 5/01/10 (b)                              100        2,025
Ono Finance PLC, Expire 3/16/11
  (Acquired 7/17/01; Cost $0) (b) (g)                          175           66
--------------------------------------------------------------------------------
Total Warrants (Cost $15,310)                                             2,701
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                STRONG ADVISOR STRATEGIC INCOME FUND (continued)

                                                           Shares or
                                                           Principal    Value
                                                             Amount    (Note 2)
--------------------------------------------------------------------------------
Short-Term Investments (a) 0.7%
Corporate Bonds 0.1%
Hyperion Telecommunications, Inc. Senior
  Discount Notes, Series B, 13.00%,
  Due 4/15/03 (Defaulted Effective 3/04/02)                $650,000    $ 16,250

Repurchase Agreements 0.6%
State Street Bank (Dated 4/30/02), 1.50%,
  Due 5/01/02 (Repurchase proceeds
  126,505); Collateralized by: United States
  Government & Agency Issues (d)                            126,500     126,500
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $637,080)                            142,750
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $20,361,083) 102.2%            19,489,399
Other Assets and Liabilities, Net (2.2%)                               (427,063)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $19,062,336
===============================================================================

--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------

(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.

(b)  Restricted security.

(c) All or a portion of security is pledged to cover margin requirements on open futures contracts.

(d)  See Note 2(I) of Notes to Financial Statements.

(e)  All or a portion of security is when-issued.

(f)  Non-income producing security.

(g)  Illiquid security.

(h)  Affiliated issuer (See Note 7 of Notes to Financial Statements).

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

                                                                  (In Thousands)
                                                                  Strong Advisor
                                                                     Bond Fund
                                                                  --------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $532,868)                          $532,155
    Affiliated Issuers (Cost of $23,000)                               23,000
  Receivable for Securities Sold                                       52,068
  Receivable for Fund Shares Sold                                       3,401
  Dividends and Interest Receivable                                     6,339
  Paydown Receivable                                                       36
  Other Assets                                                            332
                                                                     --------
  Total Assets                                                        617,331

Liabilities:
  Payable for Securities Purchased                                    118,442
  Payable for Fund Shares Redeemed                                        945
  Dividends Payable                                                     2,147
  Variation Margin Payable                                                  2
  Accrued Operating Expenses and Other Liabilities                         53
                                                                     --------
  Total Liabilities                                                   121,589
                                                                     --------
Net Assets                                                           $495,742
                                                                     ========
Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                      $509,176
  Accumulated Net Investment Loss                                      (1,000)
  Accumulated Net Realized Loss                                       (11,847)
  Net Unrealized Depreciation                                            (587)
                                                                     --------
Net Assets                                                           $495,742
                                                                     ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

                                                                  Strong Advisor
                                                                     Bond Fund
                                                                  --------------
Class A ($ and shares in full)
  Net Assets                                                        $17,696,043
  Capital Shares Outstanding (Unlimited Number Authorized)            1,671,250
  Net Asset Value Per Share                                              $10.59
                                                                         ======

  Public Offering Price Per Share
  ($10.59 divided by .955)                                               $11.09
                                                                         ======

Class B ($ and shares in full)
  Net Assets                                                         $9,840,782
  Capital Shares Outstanding (Unlimited Number Authorized)              929,042
  Net Asset Value Per Share                                              $10.59
                                                                         ======

Class C ($ and shares in full)
  Net Assets                                                         $8,801,540
  Capital Shares Outstanding (Unlimited Number Authorized)              831,165
  Net Asset Value Per Share                                              $10.59
                                                                         ======

Class K ($ and shares in full)
  Net Assets                                                           $100,343
  Capital Shares Outstanding (Unlimited Number Authorized)                9,486
  Net Asset Value Per Share                                            $10.58
                                                                         ======

Class Z ($ and shares in full)
  Net Assets                                                       $106,942,248
  Capital Shares Outstanding (Unlimited Number Authorized)           10,098,220
  Net Asset Value Per Share                                             $10.59
                                                                         ======

Institutional Class ($ and shares in full)
  Net Assets                                                       $352,360,583
  Capital Shares Outstanding (Unlimited Number Authorized)           33,311,556
  Net Asset Value Per Share                                              $10.58
                                                                         ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

                                                          (In Thousands, Except As Noted)

                                                                   Strong Advisor
                                                                   Short Duration
                                                                      Bond Fund
                                                                   --------------
Assets:
  Investments in Securities, at Value (Cost of $68,792)                 $67,896
  Receivable for Securities Sold                                            929
  Receivable for Fund Shares Sold                                           160
  Dividends and Interest Receivable                                         867
  Paydown Receivable                                                        132
  Other Assets                                                               14
                                                                        -------
  Total Assets                                                           69,998

Liabilities:
  Payable for Securities Purchased                                          833
  Payable for Fund Shares Redeemed                                           22
  Dividends Payable                                                         239
  Variation Margin Payable                                                    3
  Accrued Operating Expenses and Other Liabilities                           63
                                                                        -------
  Total Liabilities                                                       1,160
                                                                        -------
Net Assets                                                              $68,838
                                                                        =======

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)                           $74,278
Accumulated Net Investment Loss                                            (321)
Accumulated Net Realized Loss                                            (4,466)
Net Unrealized Depreciation                                                (653)
                                                                        -------
Net Assets                                                              $68,838
                                                                        =======
Class A ($ and shares in full)
  Net Assets                                                        $13,157,204
  Capital Shares Outstanding (Unlimited Number Authorized)            1,315,904
  Net Asset Value Per Share                                              $10.00
                                                                         ======
  Public Offering Price Per Share
  ($10.00 divided by .9775)                                              $10.23
                                                                         ======
Class B ($ and shares in full)
  Net Assets                                                         $5,731,302
  Capital Shares Outstanding (Unlimited Number Authorized)              574,241
  Net Asset Value Per Share                                               $9.98
                                                                          =====
Class C ($ and shares in full)
  Net Assets                                                         $4,807,366
  Capital Shares Outstanding (Unlimited Number Authorized)              480,819
  Net Asset Value Per Share                                              $10.00
                                                                         ======
Class Z ($ and shares in full)
  Net Assets                                                        $45,142,559
  Capital Shares Outstanding (Unlimited Number Authorized)            4,533,404
  Net Asset Value Per Share                                               $9.96
                                                                          =====

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

                                                           (In Thousands, Except as Noted)

                                                                   Strong Advisor
                                                                  Strategic Income
                                                                       Fund
                                                                  ----------------
Assets:
  Investments in Securities, at Value (Cost of $20,361)                 $19,489
  Receivable for Securities Sold                                            278
  Receivable for Fund Shares Sold                                           125
  Dividends and Interest Receivable                                         494
  Other Assets                                                               15
                                                                        -------
  Total Assests                                                          20,401

Liabilities:
  Payable for Securities Purchased                                          982
  Payable for Fund Shares Redeemed                                          188
  Dividends Payable                                                         138
  Accrued Operating Expenses and Other Liabilities                           31
                                                                        -------
  Total Liabilities                                                       1,339
                                                                        -------
Net Assets                                                              $19,062
                                                                        =======
Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                         $20,491
  Accumulated Net Realized Loss                                            (557)
  Net Unrealized Depreciation                                              (872)
                                                                        -------
Net Assets                                                              $19,062
                                                                        =======
Class A ($ and shares in full)
  Net Assets                                                        $10,005,611
  Capital Shares Outstanding (Unlimited Number Authorized)            1,061,827
  Net Asset Value Per Share                                               $9.42
                                                                          =====
  Public Offering Price Per Share
  ($9.42 divided by .955)                                                 $9.86
                                                                          =====
Class B ($ and shares in full)
  Net Assets                                                         $4,212,367
   Capital Shares Outstanding (Unlimited Number Authorized)             446,463
   Net Asset Value Per Share                                              $9.43
                                                                          =====
Class C ($ and shares in full)
  Net Assets                                                         $4,844,358
  Capital Shares Outstanding (Unlimited Number Authorized)              514,683
  Net Asset Value Per Share                                               $9.41
                                                                          =====

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2002 (Unaudited)

                                                                  (In Thousands)

                                                                  Strong Advisor
                                                                     Bond Fund
                                                                  --------------
Income:
  Interest                                                            $13,182
  Dividends - Unaffiliated Issuers                                        112
  Dividends - Affiliated Issuers                                           58
                                                                      -------
  Total Income                                                         13,352

Expenses (Note 4):
  Investment Advisory Fees                                                551
  Administrative Fees                                                     215
  Custodian Fees                                                           28
  Shareholder Servicing Costs                                             198
  Reports to Shareholders                                                  25
  Transfer Agency Banking Charges                                           6
  12b-1 Fees                                                              104
  Other                                                                    69
                                                                      -------
  Total Expenses before Expense Offsets                                 1,196
  Expense Offsets                                                         (17)
                                                                      -------
  Expenses, Net                                                         1,179
                                                                      -------
Net Investment Income                                                  12,173

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                       (10,494)
    Futures Contracts, Swaps and Forward Foreign
      Currency Contracts                                                  955
    Foreign Currencies                                                    (15)
                                                                      -------
    Net Realized Loss                                                  (9,554)
  Net Change in Unrealized Appreciation/Depreciation on:

    Investments                                                        (2,695)
    Futures Contracts and Swaps                                        (1,318)
    Foreign Currencies                                                     (7)
                                                                      -------
    Net Change in Unrealized Appreciation/Depreciation                 (4,020)
                                                                      -------
Net Loss on Investments                                               (13,574)
                                                                      -------
Net Decrease in Net Assets Resulting from Operations                 ($ 1,401)
                                                                      =======


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2002 (Unaudited)

                                                               (In Thousands)

                                                               Strong Advisor
                                                               Short Duration
                                                                  Bond Fund
                                                               --------------

Interest Income                                                    $1,547

Expenses (Note 4):
  Investment Advisory Fees                                            126
  Administrative Fees                                                  94
  Custodian Fees                                                        7
  Shareholder Servicing Costs                                          91
  Reports to Shareholders                                              28
  12b-1 Fees                                                           59
  Federal and State Registration Fees                                  31
  Other                                                                 2
                                                                   ------
  Total Expenses before Expense Offsets                               438
  Expense Offsets                                                      (8)
                                                                   ------
  Expenses, Net                                                       430
                                                                   ------
Net Investment Income                                               1,117

Realized and Unrealized Gain (Loss):
  Net Realized Loss on:
    Investments                                                      (363)
    Futures Contracts                                                 (72)
                                                                   ------
    Net Realized Loss                                                (435)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                      (954)
    Futures Contracts                                                (117)
                                                                   ------
    Net Change in Unrealized Appreciation/Depreciation             (1,071)
                                                                   ------
Net Loss on Investments                                            (1,506)
                                                                   ------
Net Decrease in Net Assets Resulting from Operations              ($  389)
                                                                   ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended April 30, 2002 (Unaudited)

                                                                  (In Thousands)

                                                                      Strong
                                                                      Advisor
                                                                     Strategic
                                                                    Income Fund
                                                                    -----------
Income:
  Interest                                                              $879
  Dividends                                                               44
                                                                        ----
  Total Income                                                           923

Expenses (Note 4):
  Investment Advisory Fees                                                38
  Administrative Fees                                                     21
  Custodian Fees                                                           4
  Shareholder Servicing Costs                                             15
  Reports to Shareholders                                                 13
  12b-1 Fees                                                              45
  Federal and State Registration Fees                                     10
  Other                                                                    6
                                                                        ----
  Total Expenses before Expense Offsets                                  152
  Expense Offsets                                                        (24)
                                                                        ----
  Expenses, Net                                                          128
                                                                        ----
 Net Investment Income                                                   795

Realized and Unrealized Gain (Loss):
  Net Realized Loss on Investments                                      (190)
  Net Change in Unrealized Appreciation/Depreciation on Investments      186
                                                                        ----
Net Loss on Investments                                                   (4)
                                                                        ----
Net Increase in Net Assets Resulting from Operations                    $791
                                                                        ====

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              (In Thousands)

                                                                         Strong Advisor Bond Fund
                                                                     ---------------------------------
                                                                     Six Months Ended      Year Ended
                                                                      April 30, 2002     Oct. 31, 2001
                                                                     ----------------    -------------
                                                                        (Unaudited)
Operations:
  Net Investment Income                                                 $ 12,173            $ 24,691
  Net Realized Gain (Loss)                                                (9,554)              9,646
  Net Change in Unrealized Appreciation/Depreciation                      (4,020)              7,446
                                                                        --------            --------
  Net Increase (Decrease) in Net Assets Resulting from Operations         (1,401)             41,783
Distributions:
  From Net Investment Income:
    Class A                                                                 (379)               (401)
    Class B                                                                 (177)               (141)
    Class C                                                                 (160)               (155)
    Class K                                                                   (2)                 --
    Class L                                                                   (5)                (15)
    Class Z                                                               (2,394)             (4,180)
    Institutional Class                                                   (9,811)            (19,898)
  From Net Realized Gains:
    Class A                                                                 (165)                (42)
    Class B                                                                 (107)                (18)
    Class C                                                                  (92)                (25)
    Class L                                                                  (10)                 (2)
    Class Z                                                               (1,083)               (746)
    Institutional Class                                                   (4,436)             (3,041)
                                                                        --------            --------
  Total Distributions                                                    (18,821)            (28,664)
Capital Share Transactions (Note 8):
  Net Increase in Net Assets from Capital Share Transactions              38,184             177,237
                                                                        --------            --------
Total Increase in Net Assets                                              17,962             190,356
Net Assets
  Beginning of Period                                                    477,780             287,424
                                                                        --------            --------
  End of Period                                                         $495,742            $477,780
                                                                        ========            ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                          (In Thousands)

                                                                    Strong Advisor Short Duration
                                                                               Bond Fund
                                                                   --------------------------------
                                                                   Six Months Ended    Year Ended
                                                                    April 30, 2002    Oct. 31, 2001
                                                                   ----------------   -------------
                                                                      (Unaudited)
Operations:
  Net Investment Income                                                 $ 1,117          $ 2,917
  Net Realized Gain (Loss)                                                 (435)             200
  Net Change in Unrealized Appreciation/Depreciation                     (1,071)             574
                                                                        -------          -------
  Net Increase (Decrease) in Net Assets Resulting from Operations          (389)           3,691
Distributions:
  From Net Investment Income:
    Class A                                                                (226)            (181)
    Class B                                                                 (66)             (62)
    Class C                                                                 (58)             (43)
    Class L                                                                  (2)              (9)
    Class Z                                                                (832)          (3,090)
                                                                        -------          -------
  Total Distributions                                                    (1,184)          (3,385)
Capital Share Transactions (Note 8):
  Net Increase in Net Assets from Capital Share Transactions              5,893           13,068
                                                                        -------          -------
Total Increase in Net Assets                                              4,320           13,374
Net Assets:
  Beginning of Period                                                    64,518           51,144
                                                                        -------          -------
  End of Period                                                         $68,838          $64,518
                                                                        =======          =======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                              (In Thousands)

                                                                        Strong Advisor Strategic
                                                                               Income Fund
                                                                    --------------------------------
                                                                    Six Months Ended   Period Ended
                                                                     April 30, 2002    Oct. 31, 2001
                                                                    ----------------   -------------
                                                                       (Unaudited)        (Note 1)
Operations:
  Net Investment Income                                                 $   795           $   679
  Net Realized Loss                                                        (190)              (92)
  Net Change in Unrealized Appreciation/Depreciation                        186            (1,058)
                                                                        -------           -------
  Net Increase (Decrease) in Net Assets Resulting from Operations           791              (471)
Distributions:
  From Net Investment Income:
    Class A                                                                (442)             (421)
    Class B                                                                (167)             (120)
    Class C                                                                (181)             (106)
    Class L                                                                  (6)              (32)
  From Net Realized Gains:
    Class A                                                                (143)               --
    Class B                                                                 (62)               --
    Class C                                                                 (63)               --
    Class L                                                                  (7)               --
                                                                        -------           -------
  Total Distributions                                                    (1,071)             (679)
Capital Share Transactions (Note 8):
  Net Increase in Net Assets from Capital Share Transactions              8,722            11,770
                                                                        -------           -------
Total Increase in Net Assets                                              8,442            10,620
Net Assets:
  Beginning of Period                                                    10,620                --
                                                                        -------           -------
  End of Period                                                         $19,062           $10,620
                                                                        =======           =======

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Advisor Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Advisor Bond Fund (a series fund of Strong Income Funds II, Inc.(1)*)
     - Strong Advisor Short Duration Bond Fund (a series fund of Strong Short-Term Global Bond Fund, Inc.(1)*)
     - Strong Advisor Strategic Income Fund(2) (a series fund of Strong Short-Term Global Bond Fund, Inc.(1)*)

       /(1)/ A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

       /(2)/ Formerly Strong Advisor Aggressive High-Yield Bond Fund.

       * All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Effective November 30, 2000, Strong Advisor Strategic Income Fund commenced operations and offers four classes of shares: Class A, B, C, and L.

     Effective December 27, 2001, the Strong Advisor Bond Fund, Strong Advisor Short Duration Bond Fund and Strong Advisor Strategic Income Fund have merged their Class L shares into their Class A shares.

     Effective December 31, 2001, the Strong Advisor Bond Fund offered Class K shares.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value at last sales price or the mean of the bid and asked prices when no last sales price is available. Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale or are deemed illiquid. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted and illiquid securities. Aggregate cost and fair value of illiquid securities held at April 30, 2002 which are either Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or have been deemed illiquid by the pricing committee based upon guidelines established by the Funds' Board of Directors were as follows:


                                                       Aggregate      Aggregate       Percent of
                                                          Cost        Fair Value      Net Assets
                                                       ----------     ----------      ----------
     Strong Advisor Bond Fund                          $3,787,575     $2,415,477         0.5%
     Strong Advisor Short Duration Bond Fund              406,000         57,750         0.1%
     Strong Advisor Strategic Income Fund                  13,310            676         0.0%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

--------------------------------------------------------------------------------

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Each fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Statements of Operations.

     (K) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (L) Swap Agreements -- The Funds may enter into interest rate, credit default, securities index, commodity or security and currency exchange rate swap agreements. The swap agreements are subject to security valuation procedures. The Funds' obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Funds' obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements.

--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

     (M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                                      Administrative Fees
                                                                                 Nov. 1, 2001 - April 30, 2002
                                             Advisory Fees  -----------------------------------------------------------------------
                                             Nov. 1, 2001-                                                            Institutional
                                             April 30, 2002 Class A Class B Class C Class K/(2)/ Class L/(1)/ Class Z     Class
                                             -------------- ------- ------- ------- ------------ ------------ ------- -------------
     Strong Advisor Bond Fund                  0.23%/(3)/    0.28%   0.28%   0.28%      0.25%        0.28%      0.28%      0.02%
     Strong Advisor Short Duration Bond Fund   0.375%/(4)/   0.28%   0.28%   0.28%       ***         0.28%      0.28%         *
     Strong Advisor Strategic Income Fund      0.50%/(5)/    0.28%   0.28%   0.28%       ***         0.28%        **          *

       * Does not offer Institutional Class shares.
      ** Does not offer Class Z shares.
     *** Does not offer Class K shares.
     (1) For the period 11-1-01 to 12-27-01.
     (2) For the period 12-31-01 to 4-30-02.
     (3) The Investment Advisory fees are 0.23% for the first $4 billion, 0.205% for $4 to $6 billion, and 0.18% thereafter.
     (4) The Investment Advisory fees are 0.375% for the first $4 billion, 0.35% for $4 to $6 billion, and 0.325% thereafter.
     (5) The Investment Advisory fees are 0.50% for the first $4 billion, 0.475% for $4 to $6 billion, and 0.45% thereafter.

     The Funds' Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees for the Funds' Class Z shares are paid at a rate of $31.50 for each open shareholder account and $4.20 for each closed shareholder account. Shareholder recordkeeping and related service fees for Strong Advisor Bond Fund's Institutional class are paid at an annual rate of 0.015% of the average daily net asset value of the class. Shareholder recordkeeping and related service fees for each of the Fund's Class A, B, C, K and L shares are paid at an annual rate of 0.20% of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Transfer Agency Banking Charges in the Funds' Statements of Operations. Credits allocated by the Advisor, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets reported in the Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Class A, B, C and L shares. Under the agreement, the Distributor is paid an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average daily net assets of the Class A, B, C and L shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's Class A, B, C and L shares.

     For the six months ended April 30, 2002, the Funds incurred 12b-1 fees of:

                                             Class A Class B Class C Class L
                                             ------- ------- ------- -------
     Strong Advisor Bond Fund                $18,139 $45,198 $40,040  $970
     Strong Advisor Short Duration Bond Fund  13,906  23,792  20,464   665
     Strong Advisor Strategic Income Fund      9,478  16,997  18,475   382

     The Funds' Class A, B, C and L shares have various sales and redemption fees charged to shareholders of certain Fund's classes. Strong Advisor Bond Fund and Strong Advisor Strategic Income Fund's Class A shares have a maximum 4.50% front-end sales charge. Strong Advisor Short Duration Bond Fund's Class A shares have a maximum 2.25% front-end sales charge. The Funds' Class B shares have a maximum 5.00% contingent deferred sales charge. The Funds' Class C shares have a maximum 1.00% contingent deferred sales charge. The Funds' Class L shares have a maximum 1.00% front-end sales charge and a maximum 1.00% contingent deferred sales charge.

     For the six months ended April 30, 2002, the Distributor received aggregate sales charges from the sale of Class A shares as follows: Strong Advisor Bond Fund $6,131, Strong Advisor Short Duration Bond Fund $2,416 and Strong Advisor Strategic Income Fund $3,230. For the six months ended April 30, 2002, the Distributor also received $12,408, $6,800 and $4,495 of aggregate contingent deferred sales charges from the redemption of Class B and C shares for Strong Advisor Bond Fund, Strong Advisor Short Duration Bond Fund and Strong Advisor Strategic Income Fund, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of any of the Funds.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of transactions are identical to those of non-related entities.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended April 30, 2002 is as follows:

                                                          Payable to/
                                                       (Receivable from)   Shareholder Servicing    Transfer Agency    Unaffiliated
                                                          Advisor at        and Other Expenses          Banking         Directors'
                                                         April 30, 2002       Paid to Advisor           Charges            Fees
                                                       ----------------    ---------------------    ---------------    ------------
     Strong Advisor Bond Fund                             ($59,145)              $198,147               $5,842            $7,126
     Strong Advisor Short Duration Bond Fund                14,017                 91,120                  478             1,091
     Strong Advisor Strategic Income Fund                    9,948                 15,415                   42               316

     At April 30, 2002, the Advisor owns the following percentages of the outstanding shares of each class:

                                                       Class A   Class B   Class C   Class K
                                                       -------   -------   -------   -------
     Strong Advisor Bond Fund                            --        --        --        100%
     Strong Advisor Short Duration Bond Fund             --        --        --         --
     Strong Advisor Strategic Income Fund               11%        --        --         --

  4. Expenses and Expense Offsets
     Class Specific Expenses:

                                              Administrative    Shareholder      Reports to  Transfer Agency  Brokerage
                                                  Fees        Servicing Costs  Shareholders  Banking Charges     Fees    12b-1 Fees
                                              --------------  ---------------  ------------  ---------------  ---------  ----------
     Strong Advisor Bond Fund
       Class A                                  $ 21,041          $ 15,176       $ 2,187         $  246          $  1       $18,139
       Class B                                    12,655             9,275         5,679             46            61        45,198
       Class C                                    11,211             8,110         2,460             16             5        40,040
       Class K                                        64                67             3             --            --            --
       Class L                                       362               260           238             --            --           970
       Class Z                                   134,348           138,381         6,590            586           211            --
       Institutional Class                        35,430            26,320         8,207          4,948             1            --
     Strong Advisor Short Duration Bond
       Fund
       Class A                                    16,641            11,941           682            155            --        13,906
       Class B                                     6,662             4,864         1,880             27            --        23,792
       Class C                                     5,730             4,138           866             19            --        20,464
       Class L                                       248               180           362              1            --           665
       Class Z                                    64,314            69,814        23,777            276           184            --
     Strong Advisor Strategic Income Fund
       Class A                                    10,442             7,828         8,708             16           265         9,478
       Class B                                     4,759             3,469         2,380             16            --        16,997
       Class C                                     5,173             3,748         1,547             10             3        18,475
       Class L                                       143               102           247             --            --           382

                                                                              33

--------------------------------------------------------------------------------

April 30, 2002 (Unaudited)

      Expense Offsets:

                                                          Expense                          Fees Paid
                                                        Waivers and                      Indirectly by
                                                        Absorptions   Earnings Credits     Advisor
                                                        -----------   ----------------   -------------
      Strong Advisor Bond Fund
        Class A                                               --              --               --
        Class B                                               --              --               --
        Class C                                               --              --               --
        Class K                                               --              --               --
        Class L                                               --              --               --
        Class Z                                               --              --               --
        Institutional Class                                   --              --               --
        Fund Level                                            --          17,229               --
      Strong Advisor Short Duration Bond Fund
        Class A                                            5,817              --               --
        Class B                                               --              --               --
        Class C                                               --              --               --
        Class L                                               --              --               --
        Class Z                                               --              --               --
        Fund Level                                            --           1,874               --
      Strong Advisor Strategic Income Fund
        Class A                                           22,958              --               --
        Class B                                              271              --               --
        Class C                                              516              --               --
        Class L                                               58              --                5
        Fund Level                                            --             591               --

 5.   Line of Credit
      The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At April 30, 2002, there were no borrowings by the Funds outstanding under the LOC.

 6.   Investment Transactions
      The aggregate purchases and sales of long-term securities during the six months ended April 30, 2002 were as follows:

                                                             Purchases                          Sales
                                                    ----------------------------   -------------------------------
                                                    U.S.Government                 U.S. Government
                                                      and Agency      Other          and Agency          Other
                                                    --------------  ------------   ---------------    ------------
      Strong Advisor Bond Fund                       $802,204,601   $316,661,610     $822,651,095     $294,907,680
      Strong Advisor Short Duration Bond Fund          35,647,371     42,571,970       27,146,223       28,940,577
      Strong Advisor Strategic Income Fund                     --     32,943,363               --       23,674,637

7.    Investments in Affiliates
      Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the six months ended April 30, 2002 is as follows:

                                      Balance of         Gross      Gross Sales   Balance of
                                      Shares Held      Purchases        and       Shares Held        Value       Investment
                                      Nov. 1, 2001   and Additions   Reductions  April 30, 2002  April 30, 2002    Income
                                      ------------  --------------  -----------  --------------  --------------  ----------


      Strong Advisor Bond Fund
      ------------------------
      Strong Heritage Money
        Fund - Institutional Class         --         23,000,000         --         23,000,000     $23,000,000     $57,918

-------------------------------------------------------------------------------

8.  Capital Share Transactions
                                                   Strong Advisor Bond Fund
                                                Six Months Ended   Year Ended
                                                 April 30, 2002   Oct. 31, 2001
                                                ----------------  -------------
                                                  (Unaudited)
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

CLASS A
   Proceeds from Shares Sold                      $ 6,394,554     $ 17,430,059
   Proceeds from Reinvestment of Distributions        428,789          323,700
   Payment for Shares Redeemed                     (4,126,512)      (3,290,532)
   Transfer in from Class L (Note 1)                  808,881               --
                                                  -----------     ------------
   Net Increase in Net Assets from
     Capital Share Transactions                     3,505,712       14,463,227

CLASS B
   Proceeds from Shares Sold                        2,739,568        8,398,788
   Proceeds from Reinvestment of Distributions        193,054           86,300
   Payment for Shares Redeemed                       (722,749)        (606,780)
                                                  -----------     ------------
   Net Increase in Net Assets from
     Capital Share Transactions                     2,209,873        7,878,308

CLASS C
   Proceeds from Shares Sold                        2,894,347        7,418,280
   Proceeds from Reinvestment of Distributions         87,479           56,486
   Payment for Shares Redeemed                       (888,092)        (535,882)
                                                  -----------     ------------
   Net Increase in Net Assets from
     Capital Share Transactions                     2,093,734        6,938,884

CLASS K
   Proceeds from Shares Sold                          100,000               --
   Proceeds from Reinvestment of Distributions          1,253               --
   Payment for Shares Redeemed                             --               --
                                                  -----------     ------------
   Net Increase in Net Assets from
     Capital Share Transactions                       101,253               --

CLASS L
   Proceeds from Shares Sold                           37,327          790,442
   Proceeds from Reinvestment of Distributions         10,188           10,261
   Payment for Shares Redeemed                        (39,337)              --
   Transfer out to Class A (Note 1)                  (808,881)              --
                                                  -----------     ------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                      (800,703)         800,703

CLASS Z
   Proceeds from Shares Sold                       41,817,591       79,605,874
   Proceeds from Reinvestment of Distributions      3,345,952        4,572,485
   Payment for Shares Redeemed                    (16,895,919)     (29,834,249)
                                                  -----------     ------------
   Net Increase in Net Assets from
     Capital Share Transactions                    28,267,624       54,344,110

INSTITUTIONAL CLASS
   Proceeds from Shares Sold                       75,551,829      182,862,974
   Proceeds from Reinvestment of Distributions     13,830,765       22,279,363
   Payment for Shares Redeemed                    (86,576,363)    (112,330,259)
                                                  -----------     ------------
   Net Increase in Net Assets from
     Capital Share Transactions                     2,806,231       92,812,078
                                                  -----------     ------------
Net Increase in Net Assets from
   Capital Share Transactions                     $38,183,724     $177,237,310
                                                  ===========     ============

--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

                                                         Strong Advisor Bond Fund
                                                    ------------------------------------
                                                    Six Months Ended        Year Ended
                                                     April 30, 2002        Oct. 31, 2001
                                                    ----------------       -------------
                                                       (Unaudited)
Transactions in Shares of Each Class of
   the Funds Were as Follows:

CLASS A
   Sold                                                  599,952             1,601,711
   Issued in Reinvestment of Distributions                39,983                29,808
   Redeemed                                             (383,974)             (302,732)
   Transfer in from Class L (Note 1)                      74,293                    --
                                                       ---------            ----------
   Net Increase in Shares                                330,254             1,328,787

CLASS B
   Sold                                                  254,993               771,880
   Issued in Reinvestment of Distributions                17,977                 7,939
   Redeemed                                              (67,901)              (55,847)
                                                       ---------            ----------
   Net Increase in Shares                                205,069               723,972

CLASS C
   Sold                                                  270,633               680,214
   Issued in Reinvestment of Distributions                 8,199                 5,198
   Redeemed                                              (83,804)              (49,276)
                                                       ---------            ----------
   Net Increase in Shares                                195,028               636,136

CLASS K
   Sold                                                    9,368                    --
   Issued in Reinvestment of Distributions                   118                    --
   Redeemed                                                   --                    --
                                                       ---------            ----------
   Net Increase in Shares                                  9,486                    --

CLASS L
   Sold                                                    3,391                72,714
   Issued in Reinvestment of Distributions                   945                   943
   Redeemed                                               (3,691)                   --
   Transfer out to Class A (Note 1)                      (74,302)                   --
                                                       ---------            ----------
   Net Increase (Decrease) in Shares                     (73,657)               73,657

CLASS Z
   Sold                                                3,910,691             7,366,057
   Issued in Reinvestment of Distributions               312,064               420,859
   Redeemed                                           (1,580,915)           (2,748,852)
                                                       ---------            ----------
   Net Increase in Shares                              2,641,840             5,038,064

INSTITUTIONAL CLASS
   Sold                                                7,055,906            16,782,624
   Issued in Reinvestment of Distributions             1,290,134             2,055,526
   Redeemed                                           (8,085,060)          (10,335,417)
                                                       ---------            ----------
   Net Increase in Shares                                260,980             8,502,733
                                                       ---------            ----------
Net Increase in Shares of the Fund                     3,569,000            16,303,349
                                                       =========            ==========

-------------------------------------------------------------------------------

                                                     Strong Advisor Short
                                                      Duration Bond Fund
                                                -------------------------------
                                                Six Months Ended   Year Ended
                                                 April 30, 2002   Oct. 31, 2001
                                                ----------------  -------------
                                                   (Unaudited)
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

CLASS A
   Proceeds from Shares Sold                       $6,818,885      $10,769,119
   Proceeds from Reinvestment of Distributions        165,684          113,147
   Payment for Shares Redeemed                     (3,641,379)      (1,363,178)
   Transfer in from Class L (Note 1)                  574,501               --
                                                   ----------      -----------
   Net Increase in Net Assets from
     Capital Share Transactions                     3,917,691        9,519,088

CLASS B
   Proceeds from Shares Sold                        3,180,520        4,293,813
   Proceeds from Reinvestment of Distributions         44,802           41,481
   Payment for Shares Redeemed                     (1,249,734)        (464,876)
                                                   ----------      -----------
   Net Increase in Net Assets from
     Capital Share Transactions                     1,975,588        3,870,418

CLASS C
   Proceeds from Shares Sold                        2,534,517        3,963,067
   Proceeds from Reinvestment of Distributions         31,889           21,443
   Payment for Shares Redeemed                     (1,012,342)        (638,983)
                                                   ----------      -----------
   Net Increase in Net Assets from
     Capital Share Transactions                     1,554,064        3,345,527

CLASS L
   Proceeds from Shares Sold                           11,884          555,666
   Proceeds from Reinvestment of Distributions          1,557            5,394
   Payment for Shares Redeemed                             --               --
   Transfer out to Class A (Note 1)                  (574,501)              --
                                                   ----------      -----------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                      (561,060)         561,060

CLASS Z
   Proceeds from Shares Sold                        5,416,525       10,773,036
   Proceeds from Reinvestment of Distributions        823,305        2,921,434
   Payment for Shares Redeemed                     (7,232,832)     (17,922,878)
                                                   ----------      -----------
   Net Decrease in Net Assets from
     Capital Share Transactions                      (993,002)      (4,228,408)
                                                   ----------      -----------
Net Increase in Net Assets from
   Capital Share Transactions                      $5,893,281      $13,067,685
                                                   ==========      ===========

-------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

                                                     Strong Advisor Short
                                                      Duration Bond Fund
                                               --------------------------------
                                               Six Months Ended    Year Ended
                                                April 30, 2002    Oct. 31, 2001
                                               ----------------   -------------
                                                 (Unaudited)
Transactions in Shares of Each Class of
   the Funds Were as Follows:

CLASS A
   Sold                                            674,634          1,052,403
   Issued in Reinvestment of Distributions          16,394             11,059
   Redeemed                                       (361,646)          (133,181)
   Transfer in from Class L (Note 1)                56,241                 --
                                                  --------         ----------
   Net Increase in Shares                          385,623            930,281

CLASS B
   Sold                                            315,354            420,072
   Issued in Reinvestment of Distributions           4,441              4,059
   Redeemed                                       (124,220)           (45,466)
                                                  --------         ----------
   Net Increase in Shares                          195,575            378,665

CLASS C
   Sold                                            251,302            387,206
   Issued in Reinvestment of Distributions           3,157              2,096
   Redeemed                                       (100,527)           (62,414)
                                                  --------         ----------
   Net Increase in Shares                          153,932            326,888

CLASS L
   Sold                                              1,165             54,424
   Issued in Reinvestment of Distributions             152                528
   Redeemed                                             --                 --
   Transfer out to Class A (Note 1)                (56,269)                --
                                                  --------         ----------
   Net Increase (Decrease) in Shares              (54,952)             54,952

CLASS Z
   Sold                                            538,139          1,055,613
   Issued in Reinvestment of Distributions          81,674            286,382
   Redeemed                                       (718,862)        (1,755,637)
                                                  --------         ----------
   Net Decrease in Shares                          (99,049)          (413,642)
                                                  --------         ----------
Net Increase in Shares of the Fund                 581,129          1,277,144
                                                  ========         ==========

-------------------------------------------------------------------------------

                                                        Strong Advisor
                                                     Strategic Income Fund
                                                -------------------------------
                                                Six Months Ended  Period Ended
                                                 April 30, 2002   Oct. 31, 2001
                                                ----------------  -------------
                                                   (Unaudited)       (Note 1)
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

CLASS A
   Proceeds from Shares Sold                       $4,621,887      $ 6,706,958
   Proceeds from Reinvestment of Distributions        507,376          337,907
   Payment for Shares Redeemed                       (937,606)        (811,632)
   Transfer in from Class L (Note 1)                  362,074               --
                                                   ----------      -----------
   Net Increase in Net Assets from
     Capital Share Transactions                     4,553,731        6,233,233

CLASS B
   Proceeds from Shares Sold                        2,131,524        2,825,673
   Proceeds from Reinvestment of Distributions        144,418           72,837
   Payment for Shares Redeemed                       (381,224)        (253,095)
                                                   ----------      -----------
   Net Increase in Net Assets from
     Capital Share Transactions                     1,894,718        2,645,415

CLASS C
   Proceeds from Shares Sold                        3,366,922        2,562,226
   Proceeds from Reinvestment of Distributions        126,033           56,783
   Payment for Shares Redeemed                       (880,680)         (66,987)
                                                   ----------      -----------
   Net Increase in Net Assets from
     Capital Share Transactions                     2,612,275        2,552,022

CLASS L
   Proceeds from Shares Sold                            9,896          309,933
   Proceeds from Reinvestment of Distributions         13,283           28,962
   Payment for Shares Redeemed                             --               --
   Transfer out to Class A (Note 1)                  (362,074)              --
                                                   ----------      -----------
   Net Increase (Decrease) in Net Assets
     from Capital Share Transactions                 (338,895)         338,895
                                                   ----------      -----------
Net Increase in Net Assets from
   Capital Share Transactions                      $8,721,829      $11,769,565
                                                   ==========      ===========

--------------------------------------------------------------------------------
April 30, 2002 (Unaudited)

                                                         Strong Advisor
                                                     Strategic Income Fund
                                               ---------------------------------
                                               Six Months Ended    Period Ended
                                                April 30, 2002     Oct. 31, 2001
                                               ----------------    -------------
                                                 (Unaudited)         (Note 1)
Transactions in Shares of Each Class of
 the Funds Were as Follows:

CLASS A
  Sold                                             482,062             633,815
  Issued in Reinvestment of Distributions           53,173              31,827
  Redeemed                                         (98,316)            (75,927)
  Transfer in from Class L (Note 1)                 35,193                  --
                                                   -------           ---------
  Net Increase in Shares                           472,112             589,715

CLASS B
  Sold                                             222,204             267,406
  Issued in Reinvestment of Distributions           15,001               6,940
  Redeemed                                         (40,162)            (24,926)
                                                   -------           ---------
  Net Increase in Shares                           197,043             249,420

CLASS C
  Sold                                             351,223             244,182
  Issued in Reinvestment of Distributions           13,598               5,407
  Redeemed                                         (92,881)             (6,846)
                                                   -------           ---------
  Net Increase in Shares                           271,940             242,743

CLASS L
  Sold                                               1,035              30,093
  Issued in Reinvestment of Distributions            1,369               2,698
  Redeemed                                              --                  --
  Transfer out to Class A (Note 1)                 (35,195)                 --
                                                   -------           ---------
  Net Increase (Decrease) in Shares                (32,791)             32,791
                                                   -------           ---------
Net Increase in Shares of the Fund                 908,304           1,114,669
                                                   =======           =========

9.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of April 30, 2002:

                                                                    Gross           Gross        Net Unrealized
                                                   Cost of        Unrealized      Unrealized      Depreciation
                                                 Investments     Appreciation    Depreciation    on Investments
                                                 ------------    ------------    ------------    --------------
Strong Advisor Bond Fund                         $556,945,671     $7,979,233      $9,769,102       $1,789,869
Strong Advisor Short Duration Bond Fund            69,123,448        247,654       1,475,215        1,227,561
Strong Advisor Strategic Income Fund               20,019,631      1,730,982       2,261,214          530,232

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

At October 31, 2001, the Strong Advisor Short Duration Bond Fund and Strong Advisor Strategic Income Fund had capital loss carryovers of $3,789,186 and $91,259, respectively.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR BOND FUND -- CLASS A
--------------------------------------------------------------------------------------------------------------------


                                                                                       Period Ended
                                                                       ---------------------------------------------
                                                                       April 30,    Oct. 31,   Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                           2002/(b)/      2001       2000      1999/(c)/
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $11.05       $10.66     $10.68      $10.68
Income From Investment Operations:
   Net Investment Income                                                  0.25         0.63       0.72        0.11
   Net Realized and Unrealized Gains (Losses) on Investments             (0.31)        0.50      (0.02)         --
--------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                      (0.06)        1.13       0.70        0.11
Less Distributions:
   From Net Investment Income                                            (0.26)       (0.63)     (0.72)      (0.11)
   From Net Realized Gains                                               (0.14)       (0.11)        --          --
--------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                   (0.40)       (0.74)     (0.72)      (0.11)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $10.59       $11.05     $10.66      $10.68
====================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
   Total Return                                                          -0.6%       +10.9%      +6.8%       +1.0%
   Net Assets, End of Period (In Millions)                                 $18          $15         $0/(d)/     $0/(d)/
   Ratio of Expenses to Average Net Assets Before Expense Offsets         1.0%*        1.2%       1.1%        1.3%*
   Ratio of Expenses to Average Net Assets                                1.0%*        1.1%       1.1%        1.3%*
   Ratio of Net Investment Income to Average Net Assets                   4.7%*        5.4%       7.0%        6.2%*
   Portfolio Turnover Rate/(e)/                                         213.7%       496.9%     448.6%      250.7%


STRONG ADVISOR BOND FUND -- CLASS B
---------------------------------------------------------------------------------------------


                                                                           Period Ended
                                                                       ----------------------
                                                                       April 30,    Oct. 31,
Selected Per-Share Data/(a)/                                           2002/(b)/    2001/(f)/
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $11.05       $10.62
Income From Investment Operations:
   Net Investment Income                                                  0.20         0.48
   Net Realized and Unrealized Gains (Losses) on Investments             (0.31)        0.55
---------------------------------------------------------------------------------------------
   Total from Investment Operations                                      (0.11)        1.03
Less Distributions:
   From Net Investment Income                                            (0.21)       (0.49)
   From Net Realized Gains                                               (0.14)       (0.11)
---------------------------------------------------------------------------------------------
   Total Distributions                                                   (0.35)       (0.60)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $10.59       $11.05
=============================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------
   Total Return                                                          -1.0%        +9.9%
   Net Assets, End of Period (In Millions)                                 $10           $8
   Ratio of Expenses to Average Net Assets Before Expense Offsets         1.9%*        2.2%*
   Ratio of Expenses to Average Net Assets                                1.9%*        1.9%*
   Ratio of Net Investment Income to Average Net Assets                   3.8%*        4.4%*
   Portfolio Turnover Rate/(e)/                                         213.7%       496.9%



 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2002 (Unaudited).
(c)  For the period from September 1, 1999 (Commencement of Class) to
     October 31, 1999.
(d)  Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) For the period from November 30, 2000 (Commencement of Class) to October 31, 2001 (Note 1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR BOND FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                Period Ended
                                                                           ---------------------
                                                                           April 30,    Oct. 31,
Selected Per-Share Data/(a)/                                               2002/(b)/   2001/(c)/
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $11.05       $10.62

Income From Investment Operations:
   Net Investment Income                                                      0.21         0.49
   Net Realized and Unrealized Gains (Losses) on Investments                 (0.32)        0.54
------------------------------------------------------------------------------------------------
   Total from Investment Operations                                          (0.11)        1.03

Less Distributions:
   From Net Investment Income                                                (0.21)       (0.49)
   From Net Realized Gains                                                   (0.14)       (0.11)
------------------------------------------------------------------------------------------------
   Total Distributions                                                       (0.35)       (0.60)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $10.59       $11.05
================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------
   Total Return                                                              -1.0%       +10.0%
   Net Assets, End of Period (In Millions)                                      $9           $7
   Ratio of Expenses to Average Net Assets Before Expense Offsets             1.8%*        1.9%*
   Ratio of Expenses to Average Net Assets                                    1.8%*        1.9%*
   Ratio of Net Investment Income to Average Net Assets                       3.9%*        4.5%*
   Portfolio Turnover Rate/(d)/                                             213.7%       496.9%


STRONG ADVISOR BOND FUND--CLASS K
--------------------------------------------------------------------------------

                                                                    Period Ended
                                                                    ------------
                                                                      April 30,
Selected Per-Share Data(a)                                            2002/(e)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.67

Income From Investment Operations:
   Net Investment Income                                                 0.18
   Net Realized and Unrealized Gains on Investments                     (0.09)
--------------------------------------------------------------------------------
   Total from Investment Operations                                      0.09

Less Distributions:
   From Net Investment Income                                           (0.18)
--------------------------------------------------------------------------------
   Total Distributions                                                  (0.18)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.58
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                                         +0.8%
   Net Assets, End of Period (In Millions)                                 $0/(f)/
   Ratio of Expenses to Average Net Assets Before Expense Offsets        0.7%*
   Ratio of Expenses to Average Net Assets                               0.7%*
   Ratio of Net Investment Income to Average Net Assets                  5.1%*
   Portfolio Turnover Rate/(d)/                                        213.7%

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2002 (Unaudited).
(c)  For the period from November 30, 2000 (Commencement of Class) to
     October 31, 2001 (Note 1).
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) For the period from December 31, 2001 (Commencement of Class) to April 30, 2002 (Note 1) (Unaudited).
(f)  Amount is less than $500,000.

42


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR BOND FUND--CLASS Z
-------------------------------------------------------------------------------------------------------------
                                                                                  Period Ended
                                                                     ----------------------------------------
                                                                     April 30,  Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                                         2002/(b)/    2001      2000    1999/(c)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $11.05    $10.67    $10.69    $10.68
Income From Investment Operations:
   Net Investment Income                                                 0.26      0.66      0.47      0.12
   Net Realized and Unrealized Gains (Losses) on Investments            (0.31)     0.49      0.28      0.01
-------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                     (0.05)     1.15      0.75      0.13

Less Distributions:
   From Net Investment Income                                           (0.27)    (0.66)    (0.77)    (0.12)
   From Net Realized Gains                                              (0.14)    (0.11)       --        --
-------------------------------------------------------------------------------------------------------------
   Total Distributions                                                  (0.41)    (0.77)    (0.77)    (0.12)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.59    $11.05    $10.67    $10.69
=============================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------
   Total Return                                                         -0.5%    +11.2%     +7.3%     +1.2%
   Net Assets, End of Period (In Millions)                               $107       $82       $26        $0/(d)/
   Ratio of Expenses to Average Net Assets Before Expense Offsets        0.9%*     0.8%      0.7%      0.6%*
   Ratio of Expenses to Average Net Assets                               0.8%*     0.8%      0.7%      0.6%*
   Ratio of Net Investment Income (Loss) to Average Net Assets           3.9%*     6.0%     (2.9%)     7.7%*
   Portfolio Turnover Rate/(e)/                                        213.7%    496.9%    448.6%    250.7%

STRONG ADVISOR BOND FUND--INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------
                                                                                 Period Ended
                                                     -------------------------------------------------------------------------
                                                      April 30,  Oct. 31,  Oct. 31,  Oct. 31,   Feb. 28,  Feb. 28,   Dec. 31,
Selected Per-Share Data/(a)/                          2002/(b)/    2001      2000    1999/(f)/    1999    1998/(g)/    1997
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $11.04     $10.65    $10.67    $11.12     $11.18    $11.06     $10.00
Income From Investment Operations:
   Net Investment Income                                 0.27       0.72      0.82      0.48       0.67      0.11       0.66
   Net Realized and Unrealized Gains (Losses)
      on Investments                                    (0.30)      0.49     (0.03)    (0.39)      0.19      0.12       1.18
------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                     (0.03)      1.21      0.79      0.09       0.86      0.23       1.84

Less Distributions:
   From Net Investment Income                           (0.29)     (0.71)    (0.81)    (0.48)     (0.68)    (0.11)     (0.66)
   In Excess of Net Investment Income                      --         --        --        --         --     (0.00)/(h)/   --
   From Net Realized Gains                              (0.14)     (0.11)       --    (0.06)      (0.24)       --      (0.12)
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                  (0.43)     (0.82)    (0.81)    (0.54)     (0.92)    (0.11)     (0.78)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $10.58     $11.04    $10.65    $10.67     $11.12    $11.18     $11.06
==============================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
   Total Return                                         -0.3%     +11.8%     +7.7%     +0.9%      +7.9%     +2.1%     +18.9%
   Net Assets, End of Period (In Millions)               $352       $365      $261      $166       $135       $57        $52
   Ratio of Expenses to Average Net Assets Before        0.3%*      0.3%      0.4%      0.4%*      0.4%      0.4%*      0.7%
   Expense Offsets
   Ratio of Expenses to Average Net Assets               0.3%*      0.3%      0.4%      0.4%*      0.4%      0.4%*      0.4%
   Ratio of Net Investment Income to Average Net         5.4%*      6.5%      7.7%      6.6%*      6.0%      6.2%*      6.3%
   Assets
   Portfolio Turnover Rate/(e)/                        213.7%     496.9%    448.6%    250.7%     305.4%     68.1%     358.6%


  * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2002 (Unaudited).
(c) For the period from September 1, 1999 (Commencement of Class) to
    October 31, 1999.
(d) Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f) In 1999, the Fund changed its fiscal year-end from February to October.
(g) In 1997, the Fund changed its fiscal year-end from December to February.
(h) Amount calculated is less than $0.005.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR SHORT DURATION BOND FUND--CLASS A
---------------------------------------------------------------------------------------
                                                                       Period Ended
                                                                -----------------------
                                                                April 30,     Oct 31,
Selected Per-Share Data/(a)/                                    2002/(b)/     2001/(c)/
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.24         $10.10
Income From Investment Operations:
   Net Investment Income                                           0.19           0.52
   Net Realized and Unrealized Gains (Losses) on Investments      (0.24)          0.16
---------------------------------------------------------------------------------------
   Total from Investment Operations                               (0.05)          0.68
Less Distributions:
   From Net Investment Income                                     (0.19)         (0.54)
---------------------------------------------------------------------------------------
   Total Distributions                                            (0.19)         (0.54)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $10.00         $10.24
=======================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------
   Total Return                                                   -0.5%          +6.9%
   Net Assets, End of Period (In Millions)                          $13            $10
   Ratio of Expenses to Average Net Assets Before
   Expense Offsets                                                 1.2%*          1.5%*
   Ratio of Expenses to Average Net Assets                         1.1%*          1.1%*
   Ratio of Net Investment Income to Average Net Asset             3.9%*          4.6%*
   Portfolio Turnover Rate/(d)/                                   99.7%         220.8%

STRONG ADVISOR SHORT DURATION BOND FUND--CLASS B
---------------------------------------------------------------------------------------
                                                                       Period Ended
                                                                -----------------------
                                                                Oct. 31,      Oct 31,
Selected Per-Share Data/(a)/                                    2002/(b)/     2001/(c)/
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.22         $10.10
Income From Investment Operations:
   Net Investment Income                                           0.14           0.44
   Net Realized and Unrealized Gains (Losses) on Investments      (0.24)          0.14
---------------------------------------------------------------------------------------
   Total from Investment Operations                               (0.10)          0.58
Less Distributions:
   From Net Investment Income                                     (0.14)         (0.46)
---------------------------------------------------------------------------------------
   Total Distributions                                            (0.14)         (0.46)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $ 9.98         $10.22
=======================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------
   Total Return                                                   -1.0%          +5.8%
   Net Assets, End of Period (In Millions)                           $6             $4
   Ratio of Expenses to Average Net Assets Before
   Expense Offsets                                                 2.0%*          2.4%*
   Ratio of Expenses to Average Net Assets                         2.0%*          2.2%*
   Ratio of Net Investment Income to Average Net Assets            2.9%*          3.6%*
   Portfolio Turnover Rate/(d)/                                   99.7%         220.8%

  * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2002 (Unaudited).
(c) For the period from November 30, 2000 (Commencement of Class) to October 31, 2001 (Note 1).
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR SHORT DURATION BOND FUND--CLASS C
--------------------------------------------------------------------------------
                                                             Period Ended
                                                         -----------------------
                                                         April 30,     Oct. 31
Selected Per-Share Data/(a)/                             2002/(b)/     2001/(c)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $10.23        $10.10
Income From Investment Operations:
   Net Investment Income                                     0.15          0.44
   Net Realized and Unrealized Gains (Losses)
      on Investments                                        (0.24)         0.15
-------------------------------------------------------------------------------
   Total from Investment Operations                         (0.09)         0.59
Less Distributions:
   From Net Investment Income                               (0.14)        (0.46)
-------------------------------------------------------------------------------
   Total Distributions                                      (0.14)        (0.46)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                             $10.00        $10.23
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
   Total Return                                             -0.9%         +5.9%
   Net Assets, End of Period (In Millions)                     $5            $3
   Ratio of Expenses to Average Net Assets Before
     Expense Offsets                                         2.0%*         2.3%*
   Ratio of Expenses to Average Net Assets                   2.0%*         2.0%*
   Ratio of Net Investment Income to Average Net Assets      3.0%*         3.6%*
   Portfolio Turnover Rate/(d)/                             99.7%        220.8%

STRONG ADVISOR SHORT DURATION BOND FUND--CLASS Z
----------------------------------------------------------------------------------------------------------------------
                                                                            Period Ended
                                                           -----------------------------------------------------------
                                                           April 30,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,  Oct. 31,
Selected Per-Share Data/(a)/                               2002/(b)/    2001      2000      1999      1998      1997
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $10.19    $10.14    $10.21    $10.17    $10.48    $10.74
Income From Investment Operations:
   Net Investment Income                                       0.16      0.54      0.56      0.68      0.60      0.81
   Net Realized and Unrealized Gains (Losses)
      on Investments                                          (0.21)     0.14      0.02     (0.02)    (0.21)    (0.10)
----------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           (0.05)     0.68      0.58      0.66      0.39      0.71
Less Distributions:
   From Net Investment Income                                 (0.18)    (0.63)    (0.65)    (0.62)    (0.59)    (0.85)
   In Excess of Net Investment Income                            --        --        --        --     (0.03)    (0.12)
   From Net Realized Gains                                       --        --        --        --     (0.08)       --
----------------------------------------------------------------------------------------------------------------------
   Total Distributions                                        (0.18)    (0.63)    (0.65)    (0.62)    (0.70)    (0.97)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $ 9.96    $10.19    $10.14    $10.21    $10.17    $10.48
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
   Total Return                                               -0.5%     +6.8%     +5.8%     +6.7%     +3.8%     +6.8%
   Net Assets, End of Period (In Millions)                      $45       $47       $51       $44       $75      $116
   Ratio of Expenses to Average Net Assets Before Expense      1.2%*     1.2%      1.1%      1.1%      1.0%      1.0%
   Offsets
   Ratio of Expenses to Average Net Assets                     1.2%*     1.2%      1.1%      1.1%      0.9%      0.7%
   Ratio of Net Investment Income to Average Net Assets        3.3%*     5.3%      5.6%      5.6%      5.7%      7.6%
   Portfolio Turnover Rate/(d)/                               99.7%    220.8%     59.3%     73.1%    145.2%    168.0%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended April 30, 2002 (Unaudited).
(c) For the period from November 30, 2000 (Commencement of Class) to October 31, 2001 (Note 1).
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR STRATEGIC INCOME FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                              Period Ended
                                                                          ---------------------
                                                                          April 30,   Oct. 31,
Selected Per-Share Data/(a)/                                              2002/(b)/  2001/(c)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $9.53     $10.00

Income From Investment Operations:
   Net Investment Income                                                     0.54       1.14
   Net Realized and Unrealized Gains (Losses) on Investments                 0.10      (0.47)
-----------------------------------------------------------------------------------------------
   Total from Investment Operations                                          0.64       0.67

Less Distributions:
   From Net Investment Income                                               (0.54)     (1.14)
   From Net Realized Gains                                                  (0.21)        --
-----------------------------------------------------------------------------------------------
   Total Distributions                                                      (0.75)     (1.14)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $9.42     $ 9.53
===============================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------
   Total Return                                                             +6.9%      +6.0%
   Net Assets, End of Period (In Millions)                                    $10         $6
   Ratio of Expenses to Average Net Assets Before Expense Offsets            1.7%*      3.9%*
   Ratio of Expenses to Average Net Assets                                   1.1%*      1.1%*
   Ratio of Net Investment Income to Average Net Assets                     11.3%*     12.1%*
   Portfolio Turnover Rate/(d)/                                            161.5%     423.5%

STRONG ADVISOR STRATEGIC INCOME FUND -- CLASS B

                                                                              Period Ended
                                                                          ---------------------
                                                                          April 30,   Oct. 31,
Selected Per-Share Data/(a)/                                              2002/(b)/  2001/(c)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $9.53     $10.00

Income From Investment Operations:
   Net Investment Income                                                     0.48       1.02
   Net Realized and Unrealized Gains (Losses) on Investments                 0.11      (0.47)
-----------------------------------------------------------------------------------------------
   Total from Investment Operations                                          0.59       0.55

Less Distributions:
   From Net Investment Income                                               (0.48)     (1.02)
   From Net Realized Gains                                                  (0.21)        --
-----------------------------------------------------------------------------------------------
   Total Distributions                                                      (0.69)     (1.02)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                              $9.43     $ 9.53
===============================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------
   Total Return                                                             +6.3%      +4.9%
   Net Assets, End of Period (In Millions)                                     $4         $2
   Ratio of Expenses to Average Net Assets Before Expense Offsets            2.4%*      4.0%*
   Ratio of Expenses to Average Net Assets                                   2.4%*      2.4%*
   Ratio of Net Investment Income to Average Net Assets                      9.8%*     10.9%*
   Portfolio Turnover Rate/(d)/                                            161.5%     423.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended April 30, 2002 (Unaudited).
(c) For the period from November 30, 2000 (Commencement of Class) to October 31, 2001 (Note 1).
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


46


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR STRATEGIC INCOME FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                         Period Ended
                                                                    ----------------------
                                                                    April 30,     Oct. 31,
Selected Per-Share Data(a)                                          2002/(b)/    2001/(c)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $9.52        $10.00

Income From Investment Operations:
  Net Investment Income                                                0.49          1.02
  Net Realized and Unrealized Gains (Losses) on Investments            0.10         (0.48)
-------------------------------------------------------------------------------------------
  Total from Investment Operations                                     0.59          0.54

Less Distributions:
  From Net Investment Income                                          (0.49)        (1.02)
  From Net Realized Gains                                             (0.21)           --
-------------------------------------------------------------------------------------------
  Total Distributions                                                 (0.70)        (1.02)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $9.41        $ 9.52
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
  Total Return                                                        +6.2%         +4.8%
  Net Assets, End of Period (In Millions)                                $5            $2
  Ratio of Expenses to Average Net Assets Before Expense Offsets       2.3%*         4.1%*
  Ratio of Expenses to Average Net Assets                              2.3%*         2.4%*
  Ratio of Net Investment Income to Average Net Assets                 9.8%*        10.9%*
  Portfolio Turnover Rate(d)                                         161.5%        423.5%

  *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended April 30, 2002 (Unaudited).
 (c) For the period from November 30, 2000 (Commencement of Class) to October 31, 2001 (Note 1).
 (d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 67 mutual funds ("Strong Funds").

* Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.


Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.; an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.


Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer has been Of Counsel for Bingham Dana LLP ("Bingham Dana"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham Dana. On behalf of Bingham Dana, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham Dana has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association -- Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.


Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.


Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association, and/or certain of its subsidiaries.


Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.

     Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From February 1999 to November 1999, he was an operations officer in the Retirement Planning Services Division of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. (a registered broker-dealer).

From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a master's of accountancy degree from the University of Oklahoma from September 1989 to August 1991.


John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.


Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.


     Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.


     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

Directors
   Richard S. Strong
   Willie D. Davis
   Gordon B. Greer
   Stanley Kritzik
   Neal Malicky
   William F. Vogt

Officers
   Richard S. Strong, Chairman of the Board
   Dennis A. Wallestad, Vice President
   Thomas M. Zoeller, Vice President
   Richard W. Smirl, Vice President and Secretary
   Susan A. Hollister, Vice President and Assistant Secretary
   Gilbert L. Southwell III, Assistant Secretary
   John W. Widmer, Treasurer

Investment Advisor
   Strong Capital Management, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
   Strong Investments, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
   State Street Bank and Trust Company
   801 Pennsylvania Avenue, Kansas City, Missouri 64101

Transfer Agent and Dividend-Disbursing Agent
   Strong Investor Services, Inc.
   P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
   PricewaterhouseCoopers LLP
   100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
   Godfrey & Kahn, S.C.
   780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT24168-0402


Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com


[LOGO OF STRONG]

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